UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23247

(Investment Company Act File Number)

XAI Octagon Floating Rate & Alternative Income Term Trust

(Exact Name of Registrant as Specified in Charter)

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Address of Principal Executive Offices)

Benjamin D. McCulloch, Esq.

XA Investments LLC

321 North Clark Street, Suite 2430

Chicago, IL 60654

(Name and Address of Agent for Service)

(312) 374-6930

(Registrant’s Telephone Number)

Date of Fiscal Year End: September 30

Date of Reporting Period: March 31, 2022

Item 1.	Reports to Stockholders.

(a)

XAI Octagon Floating Rate & Alternative Income Term Trust

Semi-Annual Report

March 31, 2022

XA INVESTMENTS

TABLE OF CONTENTS

Shareholder Letter	1
Questions & Answers	2
Trust Portfolio Information	9
Schedule of Investments	11
Statement of Assets and Liabilities	27
Statement of Operations	28
Statements of Changes In Net Assets Applicable to Common Shareholders	29
Statement of Cash Flows	30
Financial Highlights	31
Notes to Financial Statements	34
Dividend Reinvestment Plan	46
Additional Information	47

XAI Octagon Floating Rate & Alternative Income Term Trust	Shareholder Letter

March 31, 2022 (Unaudited)

Dear Shareholder:

We thank you for your investment in XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). This report covers the six months ended March 31, 2022 (the “Period”). During the Period, we observed the impact of additional COVID-19 variants, the Russian invasion of Ukraine, partial re-openings of economies at all levels and increasing inflation. In March 2022, the U.S. Federal Reserve raised interest rates for the first time in three years by 0.25% in response to year-over-year inflation rates running around 8%. Despite overall market volatility and the inflationary environment, the loan market performed relatively well in Q4 2021 and continued to outpace other various asset classes in Q1 2022.

The macroeconomic pressures pushed collateralized loan obligation (“CLO”) debt, which performed well in Q4 2021, to swing to a negative in February 2022. Along with this, in response to a volatile first quarter, the rate of loan and CLO issuance has decreased from the blistering pace of last year, but continues to outpace many of the prior years on record. Despite the economic headwinds, CLO debt broadly outperformed other corporates and structured investments. We believe investor demand for higher-yielding floating rate investments, coupled with a healthy new issue loan pipeline, should continue to provide support for the CLO market throughout 2022.

The Trust’s net asset value (“NAV”) decreased during the Period by 6.72% from $8.19 per common share to $7.64 per common share as of March 31, 2022, largely reflecting valuation decreases for the Trust’s investments in CLO equity.

For the Period, the S&P 500 Index, the Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index and the Trust’s benchmark, the S&P/LSTA Leveraged Loan 100 Index, generated total returns of 5.17%, -4.14%, and 0.17%,1 respectively.

During the Period, the Trust declared monthly distributions totaling an aggregated $0.438 per common share. The monthly distribution of $0.073 per common share declared on March 1, 2022 represented an annualized distribution rate of 10.34% based on the Trust’s closing market price of $8.47 per common share on March 31, 2022.

The closing price per common share of $8.47 on March 31, 2022 also represented a 10.86% premium to NAV of $7.64 per common share. During the Period, the Trust’s common shares traded on average at a 10.52% premium to NAV. From the Trust’s IPO on September 27, 2017 through September 30, 2021, the Trust’s common shares have traded on average at a 3.33% premium to NAV.

We continue to seek operational scale by increasing the Trust’s common assets. During the Period, the Trust issued an additional 5,477,300 common shares pursuant to an “at-the-market” offering program, resulting in $48,837,107 of net proceeds to the Trust and incremental expense efficiencies for shareholders.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Trust’s website at www.xainvestments.com/XFLT.

Sincerely,

Kimberly Flynn

Managing Director

XA Investments LLC

[1]	Source: Bloomberg

Semi-Annual Report | March 31, 2022	1

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2022 (Unaudited)

XA Investments LLC (“XAI”) serves as the investment adviser to the Trust. Octagon Credit Investors, LLC (“Octagon”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments.

Gretchen M. Lam, Senior Portfolio Manager at Octagon and a member of Octagon’s Investment Committee serves as lead portfolio manager of XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”). Ms. Lam is supported by a team of Octagon investment professionals in the day-to-day management of the Trust’s portfolio, including the following members of Octagon’s Investment Committee: Andrew D. Gordon (Octagon’s co-founder and Chief Executive Officer), Michael B. Nechamkin (Chief Investment Officer and Senior Portfolio Manager), Lauren B. Law (Portfolio Manager), and Sean M. Gleason (Portfolio Manager). In addition, Maegan Gallagher (Head of Trading and Capital Markets) is a member of the Octagon Investment Committee.

What is the Trust’s investment objective and how is it pursued?

The Trust’s investment objective is to seek attractive total return with an emphasis on income generation across multiple stages of the credit cycle. The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating-rate credit instruments and other structured credit investments. "Managed Assets" means the total assets of the Trust, including assets attributable to the Trust's use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

The Trust’s investments may include (i) structured credit investments, including collateralized loan obligation (“CLO”) debt and subordinated (i.e., residual or equity) securities; (ii) traditional corporate credit investments, including leveraged loans and high yield bonds; (iii) opportunistic credit investments, including stressed and distressed credit situations and long/short credit investments; and (iv) other credit-related instruments.

Leveraged loans are debt obligations (also commonly referred to as “senior loans” or “floating-rate loans”) issued by a bank to a corporation that generally holds legal claim to the borrower’s assets above all other debt obligations. Leveraged loans and CLO debt securities have historically used the one-month LIBOR as an interest rate benchmark, which is currently being phased out. “LIBOR” stands for London Interbank Offered Rate and is the benchmark rate that most of the world’s leading banks charge each other for short-term loans. On July 29, 2021, the Alternative Reference Rates Committee, a group of private market participants formed by the Federal Reserve Board and New York Fed, formally recommended CME Group’s forward-looking Term Standard Overnight Financing Rate (“SOFR”) as the replacement rate for LIBOR. New instruments are now being issued with an alternative rate – typically SOFR - and all existing instruments tied to LIBOR are required to transition to a new reference rate by June 30, 2023. Replacement of LIBOR could adversely affect the market value or liquidity of CLO securities and/or loans, and pose tangential risk for markets and assets that do not rely directly on LIBOR. There is uncertainty with respect to replacement of LIBOR with proposed alternative reference rates, and it is possible that different markets might adopt different rates, resulting in multiple rates at the same time and a potential mismatch between CLO securities and underlying collateral, the effects of which are uncertain at this time, and could include increased volatility or illiquidity. In addition, operational and technology challenges during the transition from LIBOR as well as inconsistent communication from issuers could result in delayed investment analyses and reduced investment opportunities.

CLOs are a type of structured credit vehicle that typically invest in a diverse portfolio of broadly syndicated leveraged loans. CLOs finance this pool of loans with a capital structure that consists of debt and equity. CLO debt includes senior and mezzanine debt (collectively, “liabilities”) of a CLO structure with tranches rated from AAA down to BB or B. Interest earned from the underlying loan collateral pool of a CLO is used to pay the coupon interest on the CLO liabilities. CLO debt investors earn returns based on spreads above 3-month LIBOR. CLO equity represents a residual stake in the CLO structure and is the first loss position in the event of defaults and credit losses. CLO equity investors receive the excess spread between the CLO assets and liabilities and expenses. CLO equity is junior in priority of payment and is subject to certain payment restrictions generally set forth in an indenture governing the notes.

The Trust pursues its investment objective by investing primarily in below investment grade credit instruments that are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal. The Trust may invest without limitation in credit instruments that are illiquid.

The Trust uses leverage to seek to enhance total return and income. Although leverage may create an opportunity for increased return and income for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the leverage strategy will be successful. If income and gains on securities purchased with leverage proceeds are greater than the cost of the leverage, common shareholders’ return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of leverage are less than the cost of leverage, common shareholders’ return will be less than if leverage had not been used.

2	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2022 (Unaudited)

Describe the current market conditions for the leveraged loan market and Octagon’s outlook.

Leveraged loans returned 0.64% for the six months ended March 31, 2022 (the “Period”), as measured by the S&P/LSTA Leveraged Loan Index (the “S&P/LSTA LLI”),1 reflecting increasing macroeconomic headwinds as the Period progressed. The first half of the Period was marked by bouts of volatility, largely driven by mounting concerns surrounding U.S. Federal Reserve (the "Fed") policy and the COVID-19 Omicron variant. The S&P/LSTA LLI produced a 0.75% return in the fourth quarter of 2021, and a full-year return of 5.20%.2 Loans started 2022 off on a strong note as demand for floating rate assets intensified amid a sell-off in global fixed income and equities in response to the Fed’s increasingly hawkish tone, geopolitical concerns, and emerging Omicron-related headwinds to growth projections. Equities and credit assets continued to trade off in February amid an intensifying geopolitical crisis that culminated in Russia’s invasion of Ukraine on February 24. Severe volatility ensued across global markets as the armed conflict escalated and commodity prices surged. Primary loan and CLO issuance stalled, and heavy selling from crossover accounts (that invest in both high yield bonds and loans) dragged on secondary loan prices. The loan market endured a sell-off in early March. The weighted average bid price of the S&P/LSTA LLI bottomed out at 95.88 on March 15;2 on March 16, the Fed raised interest rates by 0.25%, which helped usher in a market rally over the second half of the month. Loans emerged from the tumult relatively unscathed to meaningfully outperform other major asset classes in the second half of the Period. The S&P/LSTA LLI returned -0.10% in the first quarter of 2022, compared to -4.51% for high yield bonds, -7.74% for investment grade bonds, -6.75% for 10-year U.S. Treasury bonds, and -4.60% for the S&P 500 Index.2

Institutional new loan issuance totaled $113.5 billion in the first quarter, with January’s activity representing 64% of total quarterly supply.2 As the first quarter progressed and volatility increased, new issue loan spreads widened, and in several instances deal terms shifted in lenders’ favor. New issue loan volumes have been light since late-February. The announced forward calendar is concentrated among a handful of larger loan deals expected to launch later in the year; we expect pricing on these larger deals to be relatively attractive as arrangers look to clear large tranches of debt. On the demand front, $30.7 billion of new CLO issuance over the first three months of 2022 was considerably lower than 2021’s outsized levels, but still a historically high volume in a challenging quarter.2 CLO origination has faced headwinds due to elevated liability spreads, but we expect new deal supply will remain supported by over 200 open warehouse facilities3 and expectations of healthy demand for higher-yielding, floating rate CLO paper from domestic and foreign investors alike. Meanwhile, retail loan fund inflows reached $18.7 billion in the first quarter (among the largest quarterly inflows on record),4 and retail demand has since continued apace.

By and large, we believe loan borrowers entered 2022 in a strong position, supported by widespread earnings growth, robust cash flow coverage, and improving leverage levels over the course of 2021. For the fifth consecutive quarter, S&P facility rating upgrades (41) outpaced downgrades (35) among S&P/LSTA LLI constituents.5 With zero loan defaults in the first quarter, the S&P/LSTA LLI trailing 12-month default rate remained at a 10-year low of 0.19% as of March 31.6 Despite market turbulence, the share of stressed/distressed loans in the S&P/LSTA LLI has stayed relatively consistent. As of March 31, 1.55% of underlying index loans were priced below 80, compared to 1.49% and 1.44% at the end of February and January, respectively.1

In the wake of a volatile first quarter, loans have generally continued to outpace other asset classes, which we believe underscores their valuable structural features. In both firm and challenging market environments, loans have produced relatively stable returns with lower volatility compared to other credit assets, reflecting loans’ senior secured position in the capital structure, and coupons that reset with rising interest rates. Loan coupons are set to rise amid a sharp increase in rates; we expect the asset class will continue to benefit from strong demand from investors seeking higher yields and protection from duration risk. Despite crosswinds, we believe loans will continue to offer attractive risk/return opportunities for fundamental credit pickers. That said, the outlook for corporate earnings growth is hazier. We expect higher labor costs, fluctuating energy and commodity prices, and higher input costs will continue to impact issuers in the leveraged credit markets, and rate hikes will add more pressure. As the interest expense for loan borrowers increases with rising rates, we believe credit fundamentals are likely to experience some deterioration, particularly if earnings contract. Lower-rated issuers will be more acutely impacted in such a context. Octagon’s investment research professionals have systematically scrutinized the underlying borrowers in the firm’s investment universe to understand the effects of rising rates on future free cash flow generation, and will continue to monitor interest coverage ratios as the current rate hiking cycle progresses. While persistent inflationary pressures warrant accelerated Fed action, there is the potential for policy missteps as the Fed endeavors to achieve a soft landing. Octagon will continue to rely on fundamental, bottom-up credit analysis to minimize potential downside risk in a fluid market environment.

Describe the current market conditions for the CLO market and Octagon’s outlook.

Both CLO debt and equity tranches generally performed well in the first half of the Period. Positive CLO debt returns across the capital stack in the fourth quarter of 2021 capped a strong year for performance, particularly among mezzanine debt tranches (BB and B rated).7 CLO debt performance turned negative in late-February 20227 amid escalating macro concerns and heightened market volatility. Still, floating rate CLO debt tranches broadly outpaced other corporates and securitized products across ratings categories in the first quarter.11 The first SOFR-linked U.S. CLOs began to clear the market in third week of January, following a period of price discovery at the onset of the new year. CLO formation gained momentum in February before market volatility precipitated a slowdown towards month-end, but new deal issuance picked back up in the second half of March, despite challenging pricing conditions. All told, $30.7 billion of new CLOs priced in the first quarter of 2022.2 Given market volatility and wider liability spreads (as further described below), quarterly CLO refinancing and reset volumes were light at $4.5 billion and $16.5 billion, respectively.2

Semi-Annual Report | March 31, 2022	3

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2022 (Unaudited)

Despite relative outperformance versus corporates and other securitized products, primary CLO spreads widened in the first quarter, which we believe reflects idiosyncratic CLO market dynamics as well as elevated macroeconomic uncertainty. Notably, secondary market activity was robust, totaling approximately $66 billion in the first quarter.8 Monthly secondary CLO trading volumes sequentially increased in the first quarter, culminating in the second busiest month on record in March 2022 (after March 2020).8 As investors sought to raise cash in late February, several holders of large CLO AAA positions rotated into other comparably rated, higher duration assets trading at steeper discounts, resulting in higher secondary trading volumes that pressured CLO AAA spread levels. Given interest rate moves, the availability of LIBOR-linked coupons in the secondary market also shifted investors’ focus away from primary deals that must price liabilities with SOFR-backed coupons. After pricing as tight as SOFR+1.29% in January, by mid-March AAA CLO spreads for top-tier manager deals had widened to SOFR+1.38%-1.40%. Some deals that priced in March were issued with less common structural features, such as shorter reinvestment periods and/or make-whole call provisions.9 While spreads on other corporate credit assets have tightened since mid-March, CLO spread tightening has generally lagged other corporate credit assets. That said, we have observed some stabilization in primary CLO AAA spreads among top-tier managers in late-April, though current spreads remain wide compared to late-2021 levels.10

The pace of new CLO formation has been steady thus far in the second quarter, and the high count of open warehouses should support continued issuance in the near-term. We anticipate new supply to be met with demand from domestic and foreign investors seeking higher-yielding, floating rate exposure. In addition to continued demand from U.S. banks and CLO tranche-focused funds, we expect strong Japanese demand as their new fiscal year begins (April), given the improved relative value of US CLO AAA tranches due to currency movements. Japanese AAA buyers have historically invested in size but limit their purchase activity to a short list of approved CLO managers; we therefore anticipate increased manager tiering as Japanese investors re-enter the market.

CLO fundamentals experienced modest fluctuations during the Period, but overall remained relatively healthy.11 We believe healthy corporate growth among underlying loan borrowers and a benign near-term default outlook should continue to support collateral portfolios in the coming months. As largely anticipated, the median annualized equity distribution for reinvesting U.S. CLOs modestly declined in the first quarter of 2022 (from the prior quarter’s level), as rising rates diminished the benefit of floors on underlying loan collateral and as the basis between base rate tenors increased.12 We expect further rate increases will result in comparatively lower CLO equity payments as 2022 progresses.

Despite increasing headwinds, we retain a constructive view towards CLOs given generally stable credit fundamentals, expectations of continued demand for floating rate assets, and CLOs’ attractive relative value compared to other credit products. We expect elevated macro risks to drive periods of loan price volatility in 2022 that may create attractive buying opportunities for the Trust. It also bears noting that the CLO market is prone to episodic bouts of market volatility as technical dynamics shift, which we would generally view as a buying opportunity for the Trust. We maintain the view that potential bouts of market turbulence can benefit CLO equity. When credit spreads widen, loan prepayments and amortizations are typically recycled into discounted/higher yielding assets during periods of market volatility, while CLO liability spreads are fixed, resulting in higher CLO equity distributions. We therefore believe CLO equity continues to offer compelling risk-adjusted returns to long-term investors seeking income strategies.

How did the Trust perform for the six months ended March 31, 2022?

For the six-month period ended March 31, 2022, the Trust’s total return on market price was -3.89% and total return based on net asset value (“NAV”) was -1.83%. NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses. All Trust total returns cited – whether based on NAV or market price – assume the reinvestment of all distributions. As of March 31, 2022, the Trust’s market price of $8.47 represented a premium of 10.86% to its NAV of $7.64. The market value of the Trust’s shares fluctuates from time to time and may be higher or lower than the Trust’s NAV. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

What were the distributions over the period?

From October 1, 2021 through March 1, 2022, the Trust paid a monthly distribution of $0.073 per share. The Trust’s declared distribution payable on March 1, 2022 is consistent with the previous twelve distributions and represents annualized distribution rate of 10.34% based on the Trust’s closing market price of $8.47 per common share on March 31, 2022. The Trust’s distribution rate is not constant, and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust.

The Trust intends to pay substantially all of its net investment income, if any, to common shareholders through monthly distributions and to distribute any net realized long-term capital gains to common shareholders at least annually. The Trust’s net investment income and capital gain can vary significantly over time; however, the Trust seeks to maintain more stable common share monthly distributions over time. There is no assurance the Trust will pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital.

Please see Note 4 of the Notes to the Financial Statements for more information on distributions for the period.

4	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2022 (Unaudited)

What influenced the Trust’s performance for the 6 months ended March 31, 2022?

Returns for the Period were mixed across the Trust’s main portfolio segments. CLO equity represented the largest detractor to performance for the six-month period, reflecting net market value losses as CLO equity valuations decreased during the Period amid volatility in underlying loan prices. The Trust’s CLO equity segment experienced a net loss of approximately $0.08 per share for the Period, during which the Trust’s CLO equity positions collected quarterly distribution payments totaling $19,189,381 or $0.64 per share, which were offset by market value losses of -$21,722,367 or -$0.73 per share. It bears noting that CLO equity pricing can be very volatile. The Trust’s performing loan portfolio segment produced a net gain of approximately $0.05 per share for the period, followed by modest net gains in the Trust’s CLO debt, opportunistic loan, and opportunistic bond segments. Amid a volatile rate environment, the Trust’s performing high yield bond positions generated a net loss of -$0.02 per share during the Period.

Relevant indices for the markets in which the Trust invests include the Trust’s benchmark, the S&P/LSTA Leveraged Loan 100 Index, which returned 0.17% for the Period, Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index, which returned -4.14% for the Period, and the JP Morgan BB/B CLO Debt Index, which returned 1.41% for the Period. There is no representative benchmark index for CLO equity in the marketplace.

How is the Trust positioned for the remainder of 2022?

Looking ahead, we believe that the Trust is appropriately positioned across its primary investment segments to pursue its investment objective and potentially capitalize on any periods of market volatility in the months ahead. As of March 31, 2022, the Trust is invested predominantly in floating rate assets, comprising CLO equity tranches (37.9% of the total portfolio on a market value basis as of March 31, 2022), first and second lien loans (45.9%), and CLO debt tranches (11.1%). We have sought to maintain sector diversification across the Trust’s loan portfolio; as of March 31, software, health care providers and services, and diversified consumer services continued to represent the largest exposures. We intend to focus on borrowers with strong balance sheets, sound business models, and liquidity runway to withstand the impacts of persistent inflation and rising rates. We generally expect to maintain the Trust’s current allocations to CLO equity and CLO debt tranches (the Trust’s CLO debt investments remain predominantly comprised of BB rated tranches). We will seek opportunities to invest with collateral managers that we believe are effectively managing credit risk and possess the expertise to navigate the current market environment within the CLO structure. Finally, we expect to keep the Trust’s high yield bond exposure low, barring a more attractive entry point in light of rising rates.

Discuss the Trust’s secondary market performance and issuance of additional common shares.

During the six months ended March 31, 2022, the Trust issued 5,477,300 common shares pursuant to an “at-the-market” (“ATM”) offering program resulting in $48,837,107 of net proceeds to the Trust. The ATM program is a form of continuous follow-on offering of the Trust’s common shares. The goal of the Trust’s ATM program is to enhance secondary market liquidity for shareholders by growing the size of the Trust over time and reducing operating expenses per share. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Trust’s NAV. The placement agent sells the common shares in the open market and the Trust receives cash proceeds from the transaction to be invested pursuant to the Trust’s investment objectives. The Trust has been able to deploy the investment proceeds from the Trust’s ATM program in what Octagon believes are attractive investment opportunities.

The Trust issues common shares pursuant to the ATM program only if the shares are trading at a sufficient premium such that the issuance price, less the placement fee, exceeds the Trust’s NAV per share. For the six-month period ended March 31, 2022, the Trust’s common shares traded at an average 10.52% premium to NAV and had average daily trading volumes of 227,184 common shares. ATM program daily issuance totals depend on the common shares’ average daily trading volumes and market price’s relative premium or discount to NAV.

How is the Trust positioned to perform in the current interest rate environment?

The Trust remains conservatively positioned in terms of duration; the vast majority of the Trust’s portfolio is invested in floating-rate or adjustable securities based on changes in LIBOR or SOFR, as further explained below. Short-term rates increased considerably during the Period. Three-month LIBOR increased from 0.13% as of September 30, 2021 to 0.96% as of March 31, 2022;12 meanwhile, one-month LIBOR increased from 0.08% to 0.44% over the same period. These LIBOR tenors have since risen to 1.26% (three-month) and 0.80% (one-month) as of April 28, 2022.13 We anticipate moderately lower CLO equity distributions in the coming quarters, due to rising rates and the erosion of LIBOR/SOFR floors in underlying loans.

Rising rate concerns have strengthened investor demand for floating rate products. That said, inflationary pressures will continue to be a headwind for corporate borrowers (though it bears noting that such impacts vary by issuer and business). We remain focused on prudently managing the Trust’s exposure to issuers that are or may be further negatively impacted by such pressures, while also seeking opportunities to invest in issuers whose businesses can withstand negative inflation-related effects, and/or potentially benefit from rising inflation. Inflation perceptions and rising interest rates will very likely remain at the forefront of investor concerns. Octagon will continue to acutely focus on the impacts of high inflation and tightening monetary policy on the underlying borrowers in the Trust’s portfolio.

Semi-Annual Report | March 31, 2022	5

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2022 (Unaudited)

Notably, the transition away from LIBOR went into effect during the Period. Following the December 31, 2021 cutoff date for new LIBOR-linked contract origination, substantially all new issue loans and CLO debt tranches utilize SOFR as the reference rate. The term SOFR has been broadly adopted for new loans, though the economics (in form of a credit spread adjustment or "CSA" and/or inclusion of a SOFR floor) have varied year-to- date amid shifting market conditions. Many new loans priced thus far in 2022 have included a CSA curve of 0.10%/0.15%/0.25% for one, three, and six-month tenors, and we have also seen several loans priced with a flat CSA of 0.10%. As market conventions continue to evolve, some lenders expect CSAs will be eventually phased out. For legacy CLOs, the timing of the benchmark transition for LIBOR-linked tranches is less certain as LIBOR transition language in US CLO documents varies across deal transactions and vintages, though there are various fallback language options outlined in CLO documents. As the LIBOR/SOFR transition gains traction, the share of SOFR-linked loans in CLO collateral portfolios has gradually increased. SOFR- linked loan exposure is a key trigger event for replacing existing three-month LIBOR benchmarks in many outstanding CLOs; this approach provides for CLO liabilities to transition to the replacement benchmark once SOFR-linked loans account for over 50% of a deal’s floating rate collateral balance. The light forward loan calendar and fewer prepayments may impede the transition to SOFR for CLOs with such a fallback provision. Accordingly, it is expected that a mismatch of reference rates will exist for a period of time between CLO liabilities and at least a portion of underlying loans within CLO portfolios, which could have a negative impact on overall returns. CLO equity holders are ultimately expected to absorb the temporary basis risk, which is conceptually similar to existing basis risk mismatches between LIBOR tenors in use (e.g. one-month vs. three-month LIBOR). While the longer- term impact to CLO equity distributions will depend on the deal mechanics/vintage, whether the credit spread adjustment is added to CLO liabilities, and the timing of the LIBOR/SOFR transition for loans and for CLO liabilities (among several other factors).

Discuss the Trust’s use of leverage.

The Trust uses leverage as part of its investment strategy to finance the purchase of additional securities that may provide increased income and greater appreciation potential to common shareholders than could be achieved from a portfolio that is unlevered. With the current low cost of borrowing, the amount of leverage used by the Trust is expected to be accretive to income generation. The Trust currently employs leverage through the combination of a bank borrowing facility and preferred shares outstanding. The Trust’s bank borrowing facility was amended during the Period to allow the Trust to borrow up to $175,000,000. As of March 31, 2022, the amount of outstanding borrowings under the facility was $124,150,000, which represented approximately 30.22% of the Trust’s Managed Assets (including the proceeds from borrowing). As of March 31, 2022, the Trust also had preferred shares outstanding with a total liquidation preference of $39,900,000. Total leverage was $164,050,000 as of March 31, 2022, representing 39.93% of the Trust’s Managed Assets.

The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper, (ii) the issuance of preferred shares and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage. The terms of the credit facility require that if the Trust’s borrowings exceed 33 1/3% of the Trust’s managed assets, the Trust must reduce its borrowings below such ratio within a specified period of time. Because a portion of the Trust's assets may consist of illiquid investments, to the extent that the Trust must dispose of portfolio holdings to meet such asset coverage ratio, the Trust may be required to dispose of more liquid holdings at times or on terms that the Trust would otherwise consider undesirable, which may pose particular risks during adverse or volatile market conditions. While leverage may increase the income of the Trust in yield terms, it also amplifies the effects of changing market prices in the portfolio and can cause the Trust’s NAV to change to a greater degree than the market as a whole. This change in NAV can create volatility in Trust pricing.

Index Definitions

The Trust does not seek to track any index. Index returns are stated for illustrative purposes only, do not reflect the deduction of fees and expenses, and do not represent the performance of the Trust. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. High Yield 1% Issuer Capped Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond markets. Securities are classified as high yield if the middle rating of the Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. Issuers are capped at 1% of the index.

J.P. Morgan CLO Debt Index represents the post-crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is an index that tracks the market for U.S. dollar-denominated broadly syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). The sub-index we reference here tracks BB-rated CLO debt.

S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and other interest payments. In conjunction with Standard & Poor's/LCD, the Leveraged Syndications & Trading Association (“LSTA”) developed the S&P/LSTA U.S. Leveraged Loan 100 Index. The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the 100 largest loan facilities in the leveraged loan market. It mirrors the market-value-weighted performance of the 100 largest institutional leveraged loans based upon actual market weightings, spreads and interest payments. The S&P/LSTA U.S. Leveraged Loan 100 Index utilizes LSTA/LPC Mark-to-Market Pricing, which is based on bid/ask quotes gathered from dealers and is not based upon derived pricing models. The index uses the average bid for its market value calculation. Each loan facility’s total return is calculated by aggregating the interest return (reflecting the return due to interest paid and accrued interest) and price return (reflecting the gains or losses due to changes in the end of day prices and principal repayments). The return of each loan facility is weighted in the index based upon its market value outstanding, which reflects both the prior period’s prices as well as accrued interest. The overall index return is the aggregate of each component loan facility’s return multiplied by the market value outstanding from the prior time period.

6	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2022 (Unaudited)

Risks and Other Considerations

Investing involves risk, including the possible loss of principal and fluctuation in value.

The views expressed in these Questions & Answers reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views should not be construed as research, investment advice or a recommendation of any kind regarding the Trust or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.

The views expressed in this report may also include forward-looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forward looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates. Neither XAI nor Octagon has any obligation to update or otherwise revise any forward-looking statements, including any revision to reflect changes in any circumstances arising after the date hereof relating to any assumptions or otherwise.

There can be no assurance that the Trust will achieve its investment objective or that any investment strategies or techniques discussed herein will be effective. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Risk Considerations

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Trust’s investment objective will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Senior loans may not be fully secured by collateral, generally do not trade on exchanges, and are typically issued by unrated or below-investment grade companies, and therefore are subject to greater liquidity and credit risk. Lower credit debt securities maybe more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Trust’s potential return and its risks; there is no guarantee a trust’s leverage strategy will be successful. The Trust’s shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Please see “Risks” for more information regarding the Trust’s risks and considerations.

Visit the Trust’s website (www.xainvestments.com/XFLT) for additional information regarding the Trust. The Trust regularly updates performance and certain other data and publishes material information as necessary from time to time on its website. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be, and should not be construed as, legal or tax advice and/or legal opinion. Always consult a financial, tax, and/or legal professional regarding your specific situation.

[1]	Source: LCD, an offering of S&P Global Market Intelligence, as of March 31, 2022. Represents metrics for the S&P/LSTA. In conjunction with Standard & Poor's/LCD, the Leveraged Syndications & Trading Association (“LSTA”) developed the S&P/LSTA LLI, a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the S&P/LSTA LLI tracks the current outstanding balance and spread over LIBOR or SOFR for fully funded term loans. The facilities included in the S&P/LSTA LLI represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is impossible to invest directly in an index, including the S&P/LSTA LLI. Past performance is not a predictor of future market performance.
[2]	Source: LCD, an offering of S&P Global Market Intelligence, “LCD Quarterly Review: First Quarter 2022” (April 1, 2022).

Semi-Annual Report | March 31, 2022	7

XAI Octagon Floating Rate & Alternative Income Term Trust	Questions & Answers

March 31, 2022 (Unaudited)

[3]	Source: Barclays Credit Research, “CLOs - Attractive after the Recent Rally in Corporates” (April 8, 2022).
[4]	Source: J.P. Morgan North America Credit Research, “High Yield Bond and Leveraged Loan Market Monitor” (April 1, 2022).
[5]	Source: LCD, an offering of S&P Global Market Intelligence, “Leveraged loan market upgrades exceed downgrades in Q1 by 1.2x” (April 5, 2022).
[6]	Source: LCD, an offering of S&P Global Market Intelligence, “Loan default rate remains near all-time low despite market turbulence” (April 1, 2022).
[7]	Source: J.P. Morgan Markets DataQuery. Represents the post crisis J.P. Morgan Collateralized Loan Obligation Index (“CLOIE”). The CLOIE is a benchmark to track the market for US dollar denominated broadly-syndicated, arbitrage CLOs. The CLOIE is divided by origination (pre- versus post-crisis) and is broken out further into six original rating classes (AAA, AA, A, BBB, BB, B). (March 31, 2022).
[8]	Total 1Q secondary trading volume comprises FINRA Trade Reporting data (TRACE) and reported US secondary auction (BWIC) volume. Source: Morgan Stanley Research, Global CLOs “CLO Tracker April 2022” (April 8, 2022).
[9]	Source: LCD, an offering of S&P Global Market Intelligence, “Global CLO Roundup: Market ambiguity abounds on both sides of the pond” (April 5, 2022).
[10]	Source: LCD, an offering of S&P Global Market Intelligence, “Global CLO Roundup: U.S. primary output approaching return to 'normalcy’” (April 26, 2022).
[11]	Source: Barclays Credit Research, CLOs - Attractive after the Recent Rally in Corporate” (April 8, 2022).
[12]	Source: Barclays Credit Research, “CLO & Leveraged Loan Monthly Update – March 2022” (April 1, 2022).
[13]	Source: Federal Reserve Bank of St. Louis Economic Research

8	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trust Portfolio Information
March 31, 2022 (Unaudited)

Growth of a $10,000 Investment (as of March 31, 2022)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Trust since inception. Past performance does not guarantee future results. Performance reflects the partial waiver of the Trust’s advisory fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and/or reimbursements, performance would have been lower. This chart does not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares. The chart assumes that distributions from the Trust are reinvested.

Summary Performance (as of March 31, 2022)

						Since the
						Trust’s Inception
						(September
	1 Month	3 Months	6 Months	1 Year	3 Year	27, 2017)^
XAI Octagon Floating Rate & Alternative Income Term Trust - NAV	-2.17%	-3.58%	-1.83%	7.13%	6.69%	4.90%
XAI Octagon Floating Rate & Alternative Income Term Trust – Market Price	-2.21%	-2.57%	3.89%	3.33%	10.88%	6.80%
S&P/LSTA Leveraged Loan 100 Index*	0.22%	-0.18%	0.17%	2.30%	3.81%	3.75%

*	The S&P/LSTA (Loan Syndications and Trading Association) U.S. Leveraged Loan 100 Index was the first to track the investable senior loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index (LLI).
^	Annualized Returns.

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than performance data quoted.

Semi-Annual Report | March 31, 2022	9

XAI Octagon Floating Rate &
Alternative Income Term Trust	Trust Portfolio Information
March 31, 2022 (Unaudited)

Top Ten Portfolio Holdings (as a % of Total Investments)*

Name	Type
Carlyle US CLO, Ltd., CLO 2020-4A	CLO Equity	3.04%
Rockland Park CLO, Ltd., CLO 2021-1A	CLO Equity	2.79%
Anchorage Capital CLO 19, Ltd., CLO 2021-19A	CLO Equity	2.29%
Webster Park CLO, Ltd., CLO 2016-1A	CLO Equity	2.20%
Anchorage Capital CLO 13 LLC, CLO 2019-13A	CLO Equity	2.18%
Elmwood CLO VII, Ltd., CLO 2020-4A	CLO Equity	2.04%
Recette Clo, Ltd., CLO 2015-1A	CLO Equity	1.98%
Madison Park Funding XXXVII, Ltd., CLO 2019-37A	CLO Equity	1.81%
Carbone Clo, Ltd., CLO 2017-1A	CLO Equity	1.77%
Elmwood CLO II, Ltd., CLO 2019-2A	CLO Equity	1.70%
Total		21.69%

*	Holdings may vary and are subject to change.

Asset Allocation (as a % of Total Investments)

Senior Secured First Lien Loans	43.26%
CLO Equity	37.88%
CLO Debt	11.06%
Corporate Bonds	2.67%
Secured Second Lien Loans	2.61%
Common Stock	0.06%
Money Market Mutual Fund	2.46%

Total may not add up to 100% due to rounding.

Holdings may vary and are subject to change.

10	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c)- 18.77%* (11.06% of Total Investments)
Anchorage Capital CLO 13 LLC, CLO 2021-13A, ER(d)	6.94%	3M US L + 6.70%	04/15/2034	$1,500,000	$1,438,771
Anchorage Capital CLO 16, Ltd., CLO 2021-16A, ER(d)	7.60%	3M US L + 7.35%	01/19/2035	2,000,000	1,946,174
Anchorage Capital CLO 17, Ltd., CLO 2021-17A, E(d)	7.10%	3M US L + 6.86%	07/15/2034	1,250,000	1,238,277
Anchorage Capital CLO 19, Ltd., CLO 2021-19A, F(d)	7.41%	3M US L + 7.25%	10/15/2034	1,000,000	838,003
Anchorage Capital CLO 21, Ltd., CLO 2021-21A, E(d)	7.49%	3M US L + 7.35%	10/20/2034	500,000	472,627
Anchorage Capital CLO 4-R, Ltd., CLO 2018-4RA, E(d)	5.78%	3M US L + 5.50%	01/28/2031	2,000,000	1,869,925
Anchorage Capital CLO 9, Ltd., CLO 2021-9A, ER2(d)	7.06%	3M US L + 6.82%	07/15/2032	2,000,000	1,941,159
Apidos CLO XXVII, CLO 2017-27A, D(d)	6.64%	3M US L + 6.40%	07/17/2030	375,000	351,081
Apidos CLO XXXII, CLO 2020-32A, E(d)	7.00%	3M US L + 6.75%	01/20/2033	250,000	241,929
ARES LI CLO, Ltd., CLO 2021-51A, ER(d)	7.09%	3M US L + 6.85%	07/15/2034	250,000	247,546
Atrium IX, CLO 2017-9A, ER(d)	6.96%	3M US L + 6.45%	05/28/2030	900,000	864,880
Atrium XIV LLC, CLO 2018-14A, E(d)	5.89%	3M US L + 5.65%	08/23/2030	500,000	477,635
Battalion CLO, Ltd., CLO 2021-21A, E(d)	6.70%	3M US L + 6.46%	07/15/2034	1,000,000	949,940
CIFC Funding 2015-I, Ltd., CLO 2015-1A, ERR(d)	6.26%	3M US L + 6.00%	01/22/2031	500,000	470,108
CIFC Funding 2019-III, Ltd., CLO 2021-3A, DR(d)	7.04%	3M US L + 6.80%	10/16/2034	900,000	872,546
CIFC Funding 2019-VI, Ltd., CLO 2019-6A, E(d)	7.64%	3M US L + 7.40%	01/16/2033	500,000	497,197
CIFC Funding 2022-I, Ltd., CLO 2022-1A, E(d)	6.83%	3M SOFR + 6.40%	04/17/2035	2,000,000	1,980,115
Elmwood CLO II, Ltd., CLO 2021-2A, DR(d)	3.25%	3M US L + 3.00%	04/20/2034	1,250,000	1,226,480
Elmwood CLO VI, Ltd., CLO 2021-3A, ER(d)	6.75%	3M US L + 6.50%	10/20/2034	750,000	736,912
Elmwood CLO XI, Ltd., CLO 2021-4A, E(d)	6.14%	3M US L + 6.00%	10/20/2034	750,000	720,378
HPS Loan Management, Ltd., CLO 2017-11A, F(d)	8.17%	3M US L + 7.85%	05/06/2030	1,000,000	859,748
Madison Park Funding XLVIII, Ltd., CLO 2021-48A, E(d)	6.50%	3M US L + 6.25%	04/19/2033	500,000	482,543
Madison Park Funding XVII, Ltd., CLO 2015-17A, FR(d)	7.74%	3M US L + 7.48%	07/21/2030	1,000,000	881,684
Madison Park Funding XXXVII, Ltd., CLO 2021-37A, ER(d)	6.39%	3M US L + 6.15%	07/15/2033	750,000	718,541
Magnetite XXIV, Ltd., CLO 2022-24A, ER(d)	6.62%	3M SOFR + 6.40%	04/15/2035	500,000	495,018
Neuberger Berman Loan Advisers CLO 24, Ltd., CLO 2017-24A, E(d)	6.27%	3M US L + 6.02%	04/19/2030	1,000,000	941,596
OHA Credit Funding 2, Ltd., CLO 2021-2A, ER(d)	6.62%	3M US L + 6.36%	04/21/2034	1,000,000	973,912
OHA Credit Funding 5, Ltd., CLO 2020-5A, E(d)	6.49%	3M US L + 6.25%	04/18/2033	1,000,000	978,519
OHA Credit Funding 7, Ltd., CLO 2022-7A, ER(d)	6.49%	3M SOFR + 6.25%	02/24/2037	900,000	891,126
OHA Credit Funding 9, Ltd., CLO 2021-9A, E(d)	6.50%	3M US L + 6.25%	07/19/2035	1,000,000	965,906
Rad CLO 10, Ltd., CLO 2021-10A, E(d)	6.11%	3M US L + 5.85%	04/23/2034	2,000,000	1,879,524
Rad CLO 11, Ltd., CLO 2021-11A, E(d)	6.49%	3M US L + 6.25%	04/15/2034	1,300,000	1,278,009
Rad CLO 12, Ltd., CLO 2021-12A, E(d)	6.49%	3M US L + 6.35%	10/30/2034	2,000,000	1,942,699
Regata XII Funding, Ltd., CLO 2021-1A, ER(d)	6.59%	3M US L + 6.35%	10/15/2032	500,000	482,666
Regatta VII Funding, Ltd., CLO 2021-1A, ER2(d)	7.33%	3M US L + 6.40%	06/20/2034	1,000,000	960,232
Regatta VIII Funding, Ltd., CLO 2017-1A, E(d)	6.34%	3M US L + 6.10%	10/17/2030	500,000	478,079
Regatta XIV Funding, Ltd., CLO 2018-3A, E(d)	6.21%	3M US L + 5.95%	10/25/2031	750,000	698,666
Regatta XVI Funding, Ltd., CLO 2019-2A, E(d)	7.24%	3M US L + 7.00%	01/15/2033	1,000,000	999,956
Regatta XXIII Funding, Ltd., CLO 2021-4A, E(d)	6.81%	3M US L + 6.70%	01/20/2035	1,250,000	1,199,684
Regatta XXIV Funding, Ltd., CLO 2021-5A, E(d)	6.89%	3M US L + 6.80%	01/20/2035	250,000	243,085
RR 19, Ltd., CLO 2021-19A, D(d)	6.62%	3M US L + 6.50%	10/15/2035	500,000	496,604
Sound Point CLO II, Ltd., CLO 2013-1A, B2R(d)	5.77%	3M US L + 5.50%	01/26/2031	250,000	223,090
Sound Point CLO XVIII, Ltd., CLO 2017-4A, D(d)	5.75%	3M US L + 5.50%	01/21/2031	500,000	444,783
Symphony CLO XXI, Ltd., CLO 2019-21A ER, ER(d)	6.84%	3M US L + 6.60%	07/15/2032	1,000,000	977,704
Symphony CLO XXIV, Ltd., CLO 2021-24A, E(d)	7.26%	3M US L + 7.00%	01/23/2032	1,000,000	992,486
Symphony CLO XXV, Ltd., CLO 2021-25A, E(d)	6.75%	3M US L + 6.50%	04/19/2034	1,500,000	1,474,855
THL Credit Wind River CLO, Ltd., CLO 2021-1A, EE(d)	7.30%	3M US L + 7.06%	04/18/2036	1,500,000	1,415,546

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	11

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS DEBT(b)(c) (continued)
THL Credit Wind River CLO, Ltd., CLO 2017-4A, E(d)	6.28%	3M US L + 5.80%	11/20/2030	$500,000	$480,490
Voya CLO 2020-2, Ltd., CLO 2021-2A, ER(d)	6.65%	3M US L + 6.40%	07/19/2034	1,125,000	1,098,169
Wind River 2021-3 CLO, Ltd., CLO 2021-3A, E(d)	6.85%	3M US L + 6.60%	07/20/2033	1,000,000	990,780
Total Collateralized Loan Obligations Debt (Cost $47,599,292)				$48,250,000	$46,327,383
COLLATERALIZED LOAN OBLIGATIONS EQUITY(c)(e)- 64.28%* (37.88% of Total Investments)
ALM 2020, Ltd., CLO 2020-1A, SUB(d)	N/A	Estimated yield of 10.85%	10/15/2029	5,000,000	3,362,000
Anchorage Capital CLO 13 LLC, CLO 2019-13A, SUB(d)	N/A	Estimated yield of 15.37%	04/15/2034	7,000,000	5,374,167
Anchorage Capital CLO 16, Ltd., CLO 2020-16A, SUB(d)	N/A	Estimated yield of 17.41%	01/19/2035	2,500,000	1,760,310
Anchorage Capital CLO 18, Ltd., CLO 2021-18A, SUB(d)	N/A	Estimated yield of 16.61%	04/15/2034	850,000	688,272
Anchorage Capital CLO 19, Ltd., CLO 2021-19A, SUB(d)	N/A	Estimated yield of 15.75%	10/15/2034	7,000,000	5,642,199
Anchorage Capital CLO 1-R, Ltd., CLO 2018-1RA, SUB(d)	N/A	Estimated yield of 15.85%	04/13/2031	4,150,000	2,536,065
Anchorage Capital CLO 20, Ltd., CLO 2021-20A, SUB(d)	N/A	Estimated yield of 14.40%	01/20/2035	1,750,000	1,393,083
Anchorage Capital CLO 3-R, Ltd., CLO 2014-3RA, SUB(d)	N/A	Estimated yield of 13.09%	01/28/2031	1,400,000	780,220
Anchorage Capital CLO 4-R, Ltd., CLO 2018-4RA, SUB(d)	N/A	Estimated yield of 20.84%	01/28/2031	3,000,000	1,637,100
Anchorage Capital CLO 7, Ltd., CLO 2015-7A, SUBA(d)	N/A	Estimated yield of 30.42%	01/28/2031	1,750,000	730,625
Anchorage Capital CLO 9, Ltd., CLO 2016-9A, SUB(d)	N/A	Estimated yield of 21.11%	07/15/2032	2,500,000	1,103,250
Apidos CLO XXVII, CLO 2017-27A, SUB(d)	N/A	Estimated yield of 8.99%	07/17/2030	1,300,000	381,160
Apidos CLO XXVIII, CLO 2017-28A, SUB(d)	N/A	Estimated yield of 4.24%	01/20/2031	3,500,000	1,789,550
ARES LI CLO, Ltd., CLO 2019-51A, INC(d)	N/A	Estimated yield of 20.59%	07/15/2034	1,699,959	1,096,073
ARES LI CLO, Ltd., CLO 2019-51A, SUB(d)	N/A	Estimated yield of 20.31%	07/15/2034	2,646,041	1,706,073
Battalion Clo XV, Ltd., CLO 2020-15A, SUB(d)	N/A	Estimated yield of 18.36%	01/17/2033	4,500,000	3,544,032
Battalion Clo XVI, Ltd., CLO 2019-16A, SUB(d)	N/A	Estimated yield of 14.30%	12/19/2032	3,500,000	3,053,009
Carbone Clo, Ltd., CLO 2017-1A, SUB(d)	N/A	Estimated yield of 18.44%	01/20/2031	7,850,000	4,374,805
Carlyle Global Market Strategies CLO, Ltd., CLO 2013-1A, SUB(d)	N/A	Estimated yield of 7.19%	08/14/2030	3,500,000	1,171,800
CARLYLE US CLO 2021-5, Ltd., CLO 2021-5A, SUB(d)	N/A	Estimated yield of 16.91%	07/20/2034	4,000,000	3,373,730
Carlyle US CLO, Ltd., CLO 2018-2A, SUB(d)	N/A	Estimated yield of 12.59%	10/15/2031	933,000	533,396
Carlyle US CLO, Ltd., CLO 2020-4A, SUBA(d)	N/A	Estimated yield of 21.60%	04/15/2035	8,740,000	7,503,290
Catamaran CLO, Ltd., CLO 2015-1A, SUB(d)	N/A	Estimated yield of 0.00%	04/22/2027	750,000	758
CIFC Funding 2017-III, Ltd., CLO 2017-3A, SUB(d)	N/A	Estimated yield of 11.15%	07/20/2030	1,400,000	627,480
CIFC Funding 2017-V, Ltd., CLO 2017-5A, SUB(d)	N/A	Estimated yield of 11.81%	11/16/2030	4,500,000	2,160,000
CIFC Funding 2018-I, Ltd., CLO 2018-1A, SUB(d)	N/A	Estimated yield of 13.12%	04/18/2031	3,250,000	2,181,725
CIFC Funding 2018-III, Ltd., CLO 2018-3A, SUB(d)	N/A	Estimated yield of 18.59%	07/18/2031	3,000,000	1,688,400
CIFC Funding 2019-III, Ltd., CLO 2019-3A, SUB(d)	N/A	Estimated yield of 16.49%	10/16/2034	750,000	553,845
CIFC Funding 2019-V, Ltd., CLO 2019-5A, INC(d)	N/A	Estimated yield of 13.45%	01/15/2035	2,500,000	2,004,330
CIFC Funding 2020-II, Ltd., CLO 2020-2A, INC(d)	N/A	Estimated yield of 29.96%	10/20/2034	1,000,000	907,136
CIFC Funding 2020-III, Ltd., CLO 2020-3A, SUB(d)	N/A	Estimated yield of 17.95%	10/20/2034	150,000	126,118
CIFC Funding 2021-II, CLO 2021-2A, SUB(d)	N/A	Estimated yield of 18.89%	04/15/2034	4,000,000	3,463,447
Dryden 43 Senior Loan Fund, CLO 2016-43A, SUB(d)	N/A	Estimated yield of 14.91%	04/20/2034	5,000,000	2,939,378
Dryden 87 CLO, Ltd., CLO 2021-87A, SUB(d)	N/A	Estimated yield of 16.25%	05/20/2034	2,000,000	1,695,999
Dryden 95 CLO, Ltd., CLO 2021-95A, SUB(d)	N/A	Estimated yield of 16.68%	08/20/2034	3,500,000	2,825,069
Elmwood CLO I, Ltd., CLO 2019-1A, SUB(d)	N/A	Estimated yield of 10.98%	10/20/2033	6,000,000	4,095,000
Elmwood CLO II, Ltd., CLO 2019-2A, SUB(d)	N/A	Estimated yield of 13.31%	04/20/2034	5,500,000	4,204,924
Elmwood CLO III, Ltd., CLO 2019-3A, SUB(d)	N/A	Estimated yield of 13.95%	10/20/2034	5,250,000	3,987,637
Elmwood CLO VII, Ltd., CLO 2020-4A, SUB(d)	N/A	Estimated yield of 13.53%	01/17/2034	6,350,000	5,029,183
Elmwood CLO VIII, Ltd., CLO 2021-1A, SUB(d)	N/A	Estimated yield of 13.97%	01/20/2034	5,000,000	4,062,085
Invesco CLO, Ltd., CLO 2021-1A, SUB(d)	N/A	Estimated yield of 17.80%	04/15/2034	3,000,000	2,301,970
Invesco CLO, Ltd., CLO 2021-2A, SUB(d)(f)	N/A	Estimated yield of 13.15%	07/15/2034	5,500,000	3,820,435

See Notes to Financial Statements.
12	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
COLLATERALIZED LOAN OBLIGATIONS EQUITY(c)(e) (continued)
Madison Park Funding XVIII, Ltd., CLO 2015-18A, SUB(d)	N/A	Estimated yield of 4.40%	10/21/2030	$4,000,000	$1,950,800
Madison Park Funding XX, Ltd., CLO 2016-20A, SUB(d)	N/A	Estimated yield of 21.17%	07/27/2030	1,740,000	831,024
Madison Park Funding XXIX, Ltd., CLO 2018-29A, SUB(d)	N/A	Estimated yield of 14.58%	10/18/2047	3,750,000	2,239,125
Madison Park Funding XXVIII, Ltd., CLO 2018-28A, SUB(d)	N/A	Estimated yield of 16.79%	07/15/2030	5,000,000	3,200,000
Madison Park Funding XXXVII, Ltd., CLO 2019-37A, SUB(d)	N/A	Estimated yield of 23.14%	07/15/2049	5,500,000	4,479,200
Niagara Park Clo, Ltd., CLO 2019-1A, SUB(d)	N/A	Estimated yield of 20.82%	07/17/2032	2,648,000	2,131,444
Oak Hill Credit Partners X-R, Ltd., CLO 2014-10RA, SUB(d)	N/A	Estimated yield of 18.03%	04/20/2034	6,673,000	2,810,069
OHA Credit Partners XI, Ltd., CLO 2015-11A, SUB(d)	N/A	Estimated yield of 16.24%	01/20/2032	2,750,000	1,567,500
OHA Credit Partners XII, Ltd., CLO 2016-12A, SUB(d)	N/A	Estimated yield of 22.82%	07/23/2030	1,500,000	966,300
Point Au Roche Park CLO, Ltd., CLO 2021-1A, SUB(d)	N/A	Estimated yield of 18.54%	07/20/2034	5,000,000	4,065,442
Recette Clo, Ltd., CLO 2015-1A, SUB(d)(f)	N/A	Estimated yield of 16.14%	04/20/2034	20,800,000	4,877,912
Regatta XVIII Funding, Ltd., CLO 2021-1A, SUB(d)	N/A	Estimated yield of 13.91%	01/15/2034	4,175,322	3,313,083
Regatta XXIV Funding, Ltd., CLO 2021-5A, SUB(d)	N/A	Estimated yield of 14.20%	01/20/2035	5,000,000	3,659,283
Rockland Park CLO, Ltd., CLO 2021-1A, SUB(d)	N/A	Estimated yield of 14.95%	04/20/2034	9,000,000	6,886,571
Rockland Park CLO, Ltd., CLO 2021-1A, M1(d)	N/A	Estimated yield of 28.03%	04/20/2034	9,000,000	107,640
Rockland Park CLO, Ltd., CLO 2021-1A, M2(d)	N/A	Estimated yield of 32.09%	04/20/2034	9,000,000	271,710
Sixth Street CLO XVII, Ltd., CLO 2021-17A, SUB(d)	N/A	Estimated yield of 14.03%	01/20/2034	1,100,000	888,270
Sound Point CLO III, Ltd., CLO 2017-3A, SUB(d)	N/A	Estimated yield of 11.09%	10/20/2030	1,500,000	625,950
Sound Point CLO VI-R, Ltd., CLO 2014-2RA, SUB(d)	N/A	Estimated yield of 6.86%	10/20/2031	2,000,000	246,000
Thacher Park CLO, Ltd., CLO 2014-1A, SUB(d)	N/A	Estimated yield of 0.00%	10/20/2026	6,000,000	6,120
THL Credit Wind River CLO, Ltd., CLO 2018-3A, SUB(d)	N/A	Estimated yield of 19.45%	01/20/2031	3,000,000	2,078,400
THL Credit Wind River CLO, Ltd., CLO 2018-2A, SUB(d)	N/A	Estimated yield of 15.66%	07/15/2030	3,031,000	1,831,936
Webster Park CLO, Ltd., CLO 2016-1A, SUB(d)	N/A	Estimated yield of 16.73%	07/20/2030	9,000,400	5,425,441
Wind River CLO, Ltd., CLO 2016-1A, SUB(d)	N/A	Estimated yield of 16.95%	07/15/2028	4,000,000	1,980,800
Total Collateralized Loan Obligations Equity (Cost $175,940,293)				$272,636,722	$158,649,148

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
CORPORATE BONDS - 4.52%* (2.67% of Total Investments)
Chemicals - 0.25% (0.15% of Total Investments)
ASP Unifrax Holdings, Inc., Senior Secured	5.25%	N/A	09/30/2028	241,000	224,185
Herens Holdco Sarl, Senior Secured(d)	4.75%	N/A	05/15/2028	444,000	399,200
Total Chemicals				685,000	623,385

Diversified Telecommunication Services - 1.07% (0.63% of Total Investments)
Altice Financing SA, Senior Secured(d)	5.75%	N/A	08/15/2029	1,197,000	1,087,395
Altice France SA, Senior Secured(d)	5.50%	N/A	10/15/2029	667,000	601,801
Consolidated Communications, Inc., Senior Secured(d)	5.00%	N/A	10/01/2028	1,125,000	967,518
Total Diversified Telecommunication Services				2,989,000	2,656,714

Electronic Equipment, Instruments & Components - 0.06% (0.03% of Total Investments)
II-VI, Inc., Senior Unsecured(d)	5.00%	N/A	12/15/2029	146,000	143,298

Health Care Equipment & Supplies - 0.30% (0.17% of Total Investments)
Mozart Debt Merger Sub, Inc., Senior Secured(d)	3.88%	N/A	04/01/2029	727,000	672,475
Mozart Debt Merger Sub, Inc., Senior Unsecured(d)	5.25%	N/A	10/01/2029	62,000	57,719
Total Health Care Equipment & Supplies				789,000	730,194

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	13

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
CORPORATE BONDS - 4.52%* (2.67% of Total Investments) (continued)
Health Care Technology - 0.55% (0.33% of Total Investments)
Minerva Merger Sub, Inc., Senior Unsecured(d)	6.50%	N/A	02/15/2030	$1,411,000	$1,368,494

Hotels, Restaurants & Leisure - 0.82% (0.49% of Total Investments)
CEC Entertainment LLC, Senior Secured(d)	6.75%	N/A	05/01/2026	470,000	454,250
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc., Senior Unsecured(d)	6.75%	N/A	01/15/2030	328,000	301,760
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, Senior Unsecured(d)	5.00%	N/A	06/01/2029	529,000	505,481
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., Senior Unsecured(d)	6.63%	N/A	03/01/2030	205,000	201,822
SeaWorld Parks & Entertainment, Inc., Senior Unsecured(d)	5.25%	N/A	08/15/2029	600,000	572,166
Total Hotels, Restaurants & Leisure				2,132,000	2,035,479

Industrial Conglomerates - 0.20% (0.12% of Total Investments)
MajorDrive Holdings IV LLC, Senior Unsecured(d)	6.38%	N/A	06/01/2029	545,000	484,931

IT Services - 0.14% (0.08% of Total Investments)
Avaya, Inc., Senior Secured(d)	6.13%	N/A	09/15/2028	345,000	339,848

Media - 0.15% (0.09% of Total Investments)
Audacy Capital Corp., Senior Secured(d)	6.75%	N/A	03/31/2029	390,000	364,162

Pharmaceuticals - 0.10% (0.06% of Total Investments)
Bausch Health Cos., Inc., Senior Secured(d)	4.88%	N/A	06/01/2028	260,000	248,950

Professional Services - 0.45% (0.27% of Total Investments)
Conduent Business Services LLC / Conduent State & Local Solutions, Inc., Senior Secured(d)	6.00%	N/A	11/01/2029	1,176,000	1,114,519

Software - 0.43% (0.25% of Total Investments)
Condor Merger Sub, Inc., Senior Unsecured	7.38%	N/A	02/15/2030	1,102,000	1,055,414

Total Corporate Bonds (Cost $11,922,316)				$11,970,000	$11,165,388

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS(b) - 4.43%* (2.61% of Total Investments)
Aerospace & Defense - 0.83% (0.49% of Total Investments)
Amentum Government Services Holdings LLC, TL	8.53%	3M US L + 7.75%	02/15/2030	2,016,807	1,996,639
New Constellis Borrower LLC, B	12.00%	1M US L + 11.00%	03/27/2025	107,755	47,252
Total Aerospace & Defense				2,124,562	2,043,891

Air Freight & Logistics - 0.30% (0.18% of Total Investments)
LaserShip, Inc., Initial	8.25%	3M US L + 7.50%	05/07/2029	745,852	741,190

Building Products - 0.25% (0.15% of Total Investments)
Diversitech Holdings, INC. TL	7.76%	6M US L + 6.75%	12/21/2029	468,750	458,203

See Notes to Financial Statements.
14	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS(b) (continued)
Building Products (continued)
Visual Comfort Group, Inc. (fka VC GB Holdings, Inc.)(aka Visual Comfort Generation Brands), Initial 2nd Lien Term Loan	7.76%	3M US L + 6.75%	07/23/2029	$169,492	$163,560
Total Building Products				638,242	621,763

Chemicals - 0.10% (0.06% of Total Investments)
CP Iris Holdco I, Inc., Initial	7.50%	3M US L + 7.00%	10/01/2029	258,621	253,016

Commercial Services & Supplies - 0.27% (0.16% of Total Investments)
AVSC Holding Corp., Initial	8.25%	3M US L + 7.25%	09/01/2025	805,556	680,694

Communications Equipment - 0.13% (0.08% of Total Investments)
Global Tel*Link Corp., 2nd Lien	8.40%	3M US L + 8.25%	11/29/2026	347,222	330,903

Construction & Engineering - 0.12% (0.07% of Total Investments)
DG Investment Intermediate Holdings 2, Inc., 2nd Lien	7.50%	1M US L + 6.75%	03/30/2029	292,804	292,072

Diversified Consumer Services - 0.58% (0.34% of Total Investments)
KUEHG Corp.(g)	N/A	L + 9.25%	08/22/2025	800,000	795,336
Travelport Finance Luxembourg Sarl, 2021 Consented	7.76%	3M US L + 6.75%	05/29/2026	577,775	509,886
TruGreen LP, Initial	9.25%	3M US L + 8.50%	11/02/2028	125,392	125,706
Total Diversified Consumer Services				1,503,167	1,430,928

Diversified Financial Services - 0.35% (0.20% of Total Investments)
Edelman Financial Center LLC, Initial	7.21%	1M US L + 6.75%	07/20/2026	626,984	616,952
Nexus Buyer LLC, TL	6.75%	1M US L + 6.25%	11/05/2029	245,536	242,570
Total Diversified Financial Services				872,520	859,522

Electronic Equipment, Instruments & Components - 0.03% (0.01% of Total Investments)
Infinite Bidco LLC, Initial	7.51%	3M US L + 7.00%	03/02/2029	69,869	68,704

Health Care Providers & Services - 0.05% (0.03% of Total Investments)
Verscend Holding Corp., Initial	7.50%	3M US L + 7.00%	04/02/2029	135,802	134,444

Insurance - 0.44% (0.26% of Total Investments)
Asurion LLC, New B-4	5.71%	1M US L + 5.25%	01/20/2029	1,104,603	1,078,368

Professional Services - 0.07% (0.04% of Total Investments)
National Intergovernmental Purchasing Alliance Co.	7.65%	3M US L + 7.50%	05/22/2026	169,492	166,102

Software - 0.76% (0.45% of Total Investments)
Ascend Learning 11/21 2nd Lien TL	6.25%	3M US L + 5.75%	12/10/2029	462,963	459,491
DCert Buyer, Inc., First Amendment Refinancing	7.46%	1M US L + 7.00%	02/19/2029	156,627	154,473
EagleView Technology Corp., Term Loan 2nd Lien	8.50%	3M US L + 7.50%	08/14/2026	198,167	193,213
MH Sub I LLC, 2021 Replacement	6.71%	1M US L + 6.25%	02/23/2029	1,000,000	988,750

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	15

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SECURED SECOND LIEN LOANS(b) (continued)
Software (continued)
Ultimate Software 11/21 2nd Lien TL	5.75%	3M US L + 5.25%	05/03/2027	$75,676	$74,978
Total Software				1,893,433	1,870,905

Textiles, Apparel & Luxury Goods - 0.15% (0.09% of Total Investments)
ABG Intermediate Holdings 2, LLC TL 2L	6.65%	3M US L + 6.00%	12/20/2029	372,760	369,032

Total Secured Second Lien Loans (Cost $11,203,460)				$11,334,505	$10,941,534

SENIOR SECURED FIRST LIEN LOANS(b) - 73.40%* (43.26% of Total Investments)
Aerospace & Defense - 2.36% (1.39% of Total Investments)
Amentum Government Services Holdings LLC TLD 1L	4.78%	3M US L + 4.00%	02/15/2029	1,878,094	1,856,965
Constellis Holdings LLC, Priority	8.50%	1M US L + 7.50%	03/27/2024	119,765	104,195
Peraton Corp., B	4.50%	1M US L + 3.75%	02/01/2028	1,109,750	1,100,384
Vertex Aerospace 11/21	4.75%	1M US L + 4.00%	12/06/2028	1,358,763	1,352,825
WP CPP Holdings LLC	4.75%	3M US L + 3.75%	04/30/2025	1,492,612	1,409,459
Total Aerospace & Defense				5,958,984	5,823,828

Air Freight & Logistics - 0.54% (0.32% of Total Investments)
LaserShip, Inc., Initial	5.25%	3M US L + 4.50%	05/07/2028	1,334,508	1,326,167

Airlines - 0.33% (0.20% of Total Investments)
United AirLines, Inc., Class B	4.50%	3M US L + 3.75%	04/21/2028	831,735	820,648

Auto Components - 1.71% (1.01% of Total Investments)
Dealer Tire LLC, B-1	4.71%	1M US L + 4.25%	12/12/2025	1,110,457	1,103,517
First Brands Group, LLC, Refinanced	6.00%	3M US L + 5.00%	03/30/2027	455,809	451,251
Gopher Resource, Llc Tlb	4.25%	1M US L + 3.25%	03/06/2025	496,187	448,429
IXS Holdings, Inc., Initial	5.00%	3M US L + 4.25%	03/05/2027	1,628,075	1,526,320
LS Group Opco Acquisition LLC, Initial	4.00%	3M US L + 3.25%	11/02/2027	323,992	320,752
LTR Intermediate Holdings, Inc., Initial	5.50%	3M US L + 4.50%	05/05/2028	371,027	363,607
Total Auto Components				4,385,547	4,213,876

Automobiles - 0.43% (0.25% of Total Investments)
Driven Holdings LLC, TLB	3.52%	3M US L + 3.00%	12/17/2028	98,668	97,682
RVR Dealership Holdings LLC, B	4.50%	3M US L + 3.90%	02/08/2028	1,012,443	963,511
Total Automobiles				1,111,111	1,061,193

Beverages - 0.12% (0.07% of Total Investments)
Triton Water Holdings, Inc., Initial	4.51%	3M US L + 3.50%	03/31/2028	296,685	288,897

Building Products - 1.43% (0.84% of Total Investments)
Cornerstone Building Brands, Inc., Tranche B	3.75%	1M US L + 3.25%	04/12/2028	385,395	372,226
Foundation Building Materials, Inc., Initial	3.75%	3M US L + 3.25%	01/31/2028	224,475	220,266
Kodiak BP LLC, Initial	4.00%	1M US L + 3.25%	03/12/2028	244,301	238,499
LHR Borrower, LLC TLB 1L	5.25%	1M US L + 4.75%	02/16/2029	918,051	906,603
Osmosis Buyer, Ltd., Initial B(h)	4.25%	1M US L + 3.75%	07/31/2028	260,356	257,336
Park River Holdings, Inc., Initial	4.00%	3M US L + 3.25%	12/28/2027	95,590	93,355
Snap One 11/21 Cov-Lite TLB	5.51%	3M US L + 4.50%	12/08/2028	762,256	747,011

See Notes to Financial Statements.
16	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Building Products (continued)
Visual Comfort Group, Inc. (fka VC GB Holdings, Inc.)(aka Visual Comfort Generation Brands), Initial 1st Lien Term Loan	4.51%	3M US L + 3.50%	07/21/2028	$323,863	$312,528
White Cap Buyer LLC, Initial Closing Date	4.25%	1M US L + 3.75%	10/19/2027	219,782	216,942
Wilsonart LLC, Tranche E	4.50%	3M US L + 3.50%	12/31/2026	167,104	162,599
Total Building Products				3,601,173	3,527,365

Capital Markets - 0.69% (0.41% of Total Investments)
Hudson River Trading LLC, Term Loan	3.31%	1M US L + 3.00%	03/20/2028	1,743,155	1,713,382

Chemicals - 2.57% (1.51% of Total Investments)
Ascend Performance Materials Operations LLC, 2021 Refinancing	5.76%	3M US L + 4.75%	08/27/2026	683,724	680,592
CP Iris Holdco I, Inc., Initial(h)	4.00%	1M US L + 3.50%	10/02/2028	227,888	220,882
CPC Acquisition Corp., Initial	4.76%	3M US L + 3.75%	12/29/2027	133,023	129,033
Herens Holdco S.a r.l., Facility B	4.75%	3M US L + 4.00%	07/03/2028	606,613	590,689
Hexion Holdings Corp. TL 1L(g)	N/A	L + 5.00%	03/15/2029	852,586	831,272
INEOS Enterprises Holdings, Ltd., Refinancing Tranche B Dollar	4.50%	3M US L + 3.50%	08/28/2026	214,922	207,399
Kraton Polymer 11/21 (USD) TLB	3.75%	6M US L + 3.25%	03/15/2029	285,826	282,076
LSF11 A5 HoldCo, LLC TLB 1L	3.89%	1M US L + 3.50%	10/15/2028	552,353	543,930
Lummus Technology Holdings V LLC, 2021 Refinancing B	3.96%	1M US L + 3.50%	06/30/2027	49,619	47,913
Olympus Water US Holding Corporation(g)	N/A	L + 5.50%	11/09/2028	80,764	79,148
Olympus Water US Holding Corporation TLB(g)	N/A	L + 4.25%	11/09/2028	303,721	295,131
PMHC II, Inc. TL	5.00%	6M US L + 4.50%	02/02/2029	1,614,367	1,537,006
Polar US Borrower LLC, Initial	4.96%	3M US L + 4.75%	10/15/2025	860,805	832,829
Sparta U.S. Holdco LLC, Initial Term Loans	4.25%	1M US L + 3.50%	08/02/2028	57,901	57,033
Total Chemicals				6,524,112	6,334,933

Commercial Services & Supplies - 2.19% (1.29% of Total Investments)
Allied Universal Holdco LLC, Initial U.S. Dollar	4.25%	1M US L + 3.75%	05/12/2028	485,863	477,793
Ankura Consulting Group LLC, Closing Date	5.25%	1M US L + 4.50%	03/17/2028	177,915	175,913
Belfor Holdings, Inc., Initial	4.21%	1M US L + 3.75%	04/06/2026	635,160	631,191
Clarke American Corp. TL, 2021 Extended	8.76%	3M US L + 7.75%	06/16/2026	308,779	255,283
Divisions Holding Corp., B	5.50%	3M US L + 4.75%	05/27/2028	1,131,095	1,119,784
Garda World Secuirty Corporation TLB 1L	4.57%	1M US L + 4.25%	02/01/2029	1,299,187	1,286,195
Viad Corp, Initial	5.50%	3M US L + 5.00%	07/30/2028	1,492,500	1,470,112
Total Commercial Services & Supplies				5,530,499	5,416,271

Communications Equipment - 1.51% (0.89% of Total Investments)
Casa Systems, Inc., Initial	6.00%	3M US L + 5.00%	12/20/2023	904,464	878,741
Global Tel*Link Corp., 2018	4.71%	1M US L + 4.25%	11/29/2025	448,953	425,383
Gogo Intermediate Holdings LLC, Initial	4.50%	3M US L + 3.75%	04/30/2028	1,323,372	1,311,792
Intelsat Jackson Holdings S.A.(g)	N/A	L + 4.92%	02/01/2029	1,000,000	982,190
MLN US HoldCo LLC, B	4.74%	1M US L + 4.50%	11/30/2025	136,980	131,459
Total Communications Equipment				3,813,769	3,729,565

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	17

XAI Octagon Floating Rate &
Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Construction & Engineering - 0.73% (0.43% of Total Investments)
DG Investment Intermediate Hlgds, Inc. TL 1L(g)	N/A	L + 5.00%	03/31/2028	$226,215	$223,953
DG Investment Intermediate Hlgds, Inc. TL-DD 1L(g)(h)	N/A	L + 5.25%	03/31/2028	40,216	39,378
DG Investment Intermediate Holdings 2, Inc., Initial	4.25%	1M US L + 3.50%	03/31/2028	171,429	169,500
TRC Companies 11/21 TL	4.25%	1M US L + 3.75%	12/08/2028	1,399,798	1,375,301
Total Construction & Engineering				1,837,658	1,808,132

Construction Materials - 0.48% (0.28% of Total Investments)
Schweitzer-Mauduit International, Inc., B	4.50%	1M US L + 3.75%	04/20/2028	830,788	815,560
Smyrna Ready Mix Concrete, LLC TLB 1L(g)	N/A	L + 5.25%	03/31/2029	362,827	357,385
Total Construction Materials				1,193,615	1,172,945

Containers & Packaging - 3.25% (1.92% of Total Investments)
Clydesdale Acquisition Holdings, Inc.(g)	N/A	L + 5.25%	04/07/2029	1,561,790	1,535,755
Kleopatra Finco S.a r.l., Facility B	5.55%	3M US L + 4.75%	02/12/2026	427,185	387,940
LABL, INC. TL 1L	5.50%	1M US L + 5.00%	10/29/2028	969,449	955,082
Pactiv Evergreen Group Holdings, Inc., Tranche B-3 U.S.	4.73%	1M US L + 3.50%	09/24/2028	81,267	79,072
Pelican Products, Inc. TL	4.75%	6M US L + 4.25%	12/29/2028	486,340	476,005
Pregis TopCo LLC, Initial	4.46%	1M US L + 4.00%	07/31/2026	1,126,784	1,101,431
Pretium PKG Holdings, Inc., Initial	4.50%	3M US L + 4.00%	10/02/2028	357,100	346,323
ProAmpac PG Borrower LLC, 2020-1	4.50%	3M US L + 3.75%	11/03/2025	77,915	76,064
RLG Holdings LLC, Closing Date Initial	5.00%	1M US L + 4.25%	07/07/2028	1,669,188	1,652,496
Sabert Corp., Initial	5.50%	1M US L + 4.50%	12/10/2026	1,467,413	1,408,716
Total Containers & Packaging				8,224,431	8,018,884

Distributors - 0.55% (0.33% of Total Investments)
American Tire Distributors, Inc., TLB	7.00%	3M US L + 6.25%	10/20/2028	500,204	494,992
BCPE Empire Holdings, Inc., Initial	4.50%	1M US L + 4.00%	06/11/2026	336,907	331,854
Ingram Micro, Inc., Initial	4.51%	3M US L + 3.50%	06/30/2028	547,481	542,143
Total Distributors				1,384,592	1,368,989

Diversified Consumer Services - 3.97% (2.34% of Total Investments)
Anticimex International AB	4.01%	3M US L + 3.50%	11/16/2028	559,552	549,934
KUEHG Corp, B-3	4.76%	3M US L + 3.75%	02/21/2025	1,978,807	1,946,037
Learning Care Group No. 2, Inc., 2020 Incremental	9.50%	3M US L + 8.50%	03/13/2025	385,093	385,093
LifeMiles, Ltd., Initial	6.25%	3M US L + 5.25%	08/30/2026	82,281	81,082
Pug LLC, B-2	4.75%	1M US L + 4.25%	02/12/2027	1,523,218	1,511,794
Sabre GLBL Inc.TLB 1L	4.75%	1M US L + 4.25%	06/30/2028	64,427	63,944
Sabre GLBL, Inc.
2021 Other B-1	4.00%	1M US L + 3.50%	12/17/2027	181,194	178,930
2021 Other B-2	4.00%	1M US L + 3.50%	12/17/2027	288,835	285,224
SkyMiles IP, Ltd., Initial	4.75%	3M US L + 3.75%	10/20/2027	95,123	98,080
Sotheby's, 2021 Second Refinancing	5.00%	3M US L + 4.50%	01/15/2027	273,952	273,609
Spin Holdco, Inc., Initial	4.75%	3M US L + 4.00%	03/04/2028	1,439,125	1,426,331
St. George's University Scholastic Services LLC (St. George's University Scholastic Services LLC), Initial Term Loans	3.75%	1M US L + 3.25%	02/10/2029	73,202	72,196
Staples, Inc., 2019 Refinancing New B-1	5.32%	3M US L + 5.00%	04/16/2026	970,292	915,005

See Notes to Financial Statements.
18	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Diversified Consumer Services (continued)
The Knot WorldWide Inc. Tl 1L	4.67%	3M US L + 4.50%	12/19/2025	$995,867	$988,398
Travelport Finance S.a r.l., Initial (Priority)	9.76%	3M US L + 8.75%	02/28/2025	808,612	837,026
TruGreen LP, Second Refinancing	4.75%	1M US L + 4.00%	11/02/2027	181,452	180,167
Total Diversified Consumer Services				9,901,032	9,792,850

Diversified Financial Services - 1.91% (1.13% of Total Investments)
Edelman Financial Center LLC, Initial (2021)	4.25%	1M US L + 3.50%	04/07/2028	427,299	421,898
HighTower Holding LLC, Initial	4.75%	3M US L + 4.00%	04/21/2028	561,717	556,100
Mercury Borrower, Inc., TL	4.56%	3M US L + 3.50%	08/02/2028	256,682	254,436
Nexus Buyer LLC, B	4.21%	1M US L + 3.75%	11/09/2026	348,747	344,998
Paysafe Holdings US Corp., Facility B1	3.25%	1M US L + 2.75%	06/28/2028	146,540	139,945
VeriFone Systems, Inc., Initial	4.50%	3M US L + 4.00%	08/20/2025	2,978,359	2,930,884
VFH Parent LLC TLB 1L	3.50%	1M US L + 3.00%	01/13/2029	75,641	74,790
Total Diversified Financial Services				4,794,985	4,723,051

Diversified Telecommunication Services - 3.59% (2.11% of Total Investments)
Altice Financing S.A. TL1L	2.99%	3M US L + 2.75%	01/31/2026	500,000	480,970
Altice France S.A., USD TLB-13 Incremental	4.51%	3M US L + 4.00%	08/14/2026	2,280,290	2,235,642
Consolidated Communications, Inc., B-1	4.25%	1M US L + 3.50%	10/02/2027	700,484	653,950
DIRECTV Financing LLC, Closing Date	5.75%	1M US L + 5.00%	08/02/2027	1,562,429	1,558,976
LCPR Loan Financing LLC, 2021 Additional	4.15%	1M US L + 3.75%	10/16/2028	583,258	580,586
Sorenson Communications LLC, 2021	6.51%	3M US L + 5.50%	03/17/2026	196,813	195,829
Syniverse Holdings, Inc., Tranche C	6.00%	3M US L + 5.00%	03/09/2023	1,104,503	1,068,949
Windstream Services II LLC, Initial	7.25%	1M US L + 6.25%	09/21/2027	1,444,949	1,439,531
Xplornet Communications, Inc. TL 1L	4.50%	1M US L + 4.00%	10/02/2028	337,823	330,996
Zacapa S.a.r.l. TL 1L	4.77%	6M US L + 4.25%	03/22/2029	311,647	309,231
Total Diversified Telecommunication Services				9,022,196	8,854,660

Electric Utilities - 0.15% (0.09% of Total Investments)
Generation Bridge Acquisition LLC
B	6.01%	3M US L + 5.00%	12/01/2028	361,952	360,142
C	6.01%	3M US L + 5.00%	12/01/2028	7,560	7,522
Total Electric Utilities				369,512	367,664

Electrical Equipment - 0.35% (0.21% of Total Investments)
Energy Acquisition LP
Initial	4.70%	1M US L + 4.25%	06/26/2025	713,307	695,175
Tranche B(i)	7.50%	7.50%	04/01/2028	185,147	180,518
Total Electrical Equipment				898,454	875,693

Electronic Equipment, Instruments & Components - 1.11% (0.66% of Total Investments)
Infinite Bidco LLC, Initial	4.26%	3M US L + 3.75%	03/02/2028	1,247,033	1,224,436
Mavenir Systems, Inc., Initial	5.25%	3M US L + 4.75%	08/18/2028	489,989	486,314
Natel Engineering Company, Inc., Initial	7.74%	3M US L + 6.25%	04/30/2026	509,752	495,733
Triton Solar US Acquisition Co., Initial	7.50%	3M US L + 6.00%	10/29/2024	254,026	252,439

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	19

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Electronic Equipment, Instruments & Components (continued)
Xperi Holding Corp., Initial B	3.96%	1M US L + 3.50%	06/08/2028	$297,252	$293,314
Total Electronic Equipment, Instruments & Components				2,798,052	2,752,236

Energy Equipment & Services - 0.44% (0.26% of Total Investments)
ChampionX, Term Loan	6.00%	3M US L + 5.00%	06/03/2027	163,218	163,491
Lealand Finance Company B.V.
Make-Whole	3.21%	3M US L + 3.00%	06/28/2024	8,469	5,081
Take-Back	4.15%	1M US L + 4.00%	06/30/2025	46,849	23,249
Par Petroleum LLC, Closing Date	6.99%	3M US L + 6.75%	01/12/2026	316,998	315,255
WaterBridge Midstream Operating LLC, Initial	6.75%	3M US L + 5.75%	06/22/2026	592,501	570,282
Total Energy Equipment & Services				1,128,035	1,077,358

Food & Staples Retailing - 0.44% (0.26% of Total Investments)
Rent-A-Center, Inc.	3.81%	3M US L + 3.25%	02/17/2028	1,113,910	1,089,549

Food Products - 1.34% (0.79% of Total Investments)
Chill Merger Sub, Inc.	4.50%	3M US L + 3.50%	03/20/2024	1,250,000	1,155,575
Pacific Bells LLC
Delayed Draw(h)	5.00%	3M US L + 4.50%	11/10/2028	15,133	14,920
Initial Term	5.00%	3M US L + 4.50%	11/10/2028	347,147	343,242
Primary Products Finance, LLC TL 1L	5.00%	3M US L + 4.00%	10/25/2028	721,121	714,090
Restaurant Technologies, Inc. TLB 1L(g)	N/A	L + 5.25%	04/01/2029	1,002,268	991,825
Whole Earth Brands, Inc., Term Loan	5.50%	3M US L + 4.50%	02/05/2028	100,107	98,688
Total Food Products				3,435,776	3,318,340

Health Care Equipment & Supplies - 0.42% (0.25% of Total Investments)
Curium BidCo S.a r.l., Term Loan	5.00%	3M US L + 4.25%	12/02/2027	104,682	103,570
Medplast Holdings, Inc., Initial Term Loan (Late
June/Early July)	4.21%	1M US L + 3.75%	07/02/2025	989,770	928,790
Total Health Care Equipment & Supplies				1,094,452	1,032,360

Health Care Providers & Services - 6.13% (3.61% of Total Investments)
Accelerated Health Systems, LLC TLB 1L(g)	N/A	L + 5.16%	02/15/2029	308,154	305,651
AEA International Holdings S.a.r.l., Initial	4.81%	3M US L + 3.75%	09/07/2028	216,691	215,879
Cambrex Corp., Tranche B-2 Dollar	4.25%	1M US L + 3.50%	12/04/2026	355,511	352,180
Curia Global, Inc., 2021	4.50%	3M US L + 3.75%	08/30/2026	153,265	151,760
Envision Healthcare Corp., Initial	4.21%	1M US L + 3.75%	10/10/2025	987,245	653,230
Eyecare Partners LLC
Amendment No. 1	4.25%	3M US L + 3.75%	11/15/2028	1,026,785	1,014,268
Delayed Draw	4.25%	3M US L + 3.75%	11/15/2028	256,696	253,567
Initial	4.76%	3M US L + 3.75%	02/18/2027	575,574	567,303
Global Medical Response, Inc.
2018 New	5.25%	3M US L + 4.25%	03/14/2025	650,517	645,404
2020 Refinancing	5.25%	3M US L + 4.25%	10/02/2025	1,128,797	1,119,270
Heartland Dental LLC, 2021 Incremental	4.45%	1M US L + 4.00%	04/30/2025	805,704	796,785
Heartland Dental, LLC, Initial	3.96%	1M US L + 3.50%	04/30/2025	492,334	485,914
Hunter Holdco 3, Ltd., Initial Dollar	4.75%	3M US L + 4.25%	08/19/2028	474,011	471,641

See Notes to Financial Statements.
20	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Health Care Providers & Services (continued)
Midwest Veterinary Partners LLC, Initial	4.75%	1M US L + 4.00%	04/27/2028	$1,462,124	$1,443,848
Parexel International Corp.	4.00%	3M US L + 3.50%	11/15/2028	165,015	163,661
Pathway Vet Alliance LLC, 2021 Replacement	4.21%	1M US L + 3.75%	03/31/2027	299,472	295,918
Radiology Partners, Inc., B	4.71%	1M US L + 4.25%	07/09/2025	1,104,358	1,088,389
Sharp MidCo, LLC TL 1L	5.01%	3M US L + 4.00%	12/31/2028	350,905	348,273
Southern Veterinary Partners LLC, Initial	5.00%	3M US L + 4.00%	10/05/2027	91,017	90,220
Summit Behavioral 11/21	5.50%	3M US L + 4.75%	11/24/2028	731,780	709,827
UWH PLLC, Initial	5.00%	1M US L + 4.25%	12/20/2027	1,714,856	1,693,849
Verscend Holding Corp., B-1	4.46%	1M US L + 4.00%	08/27/2025	1,724,132	1,715,511
WCG Purchaser Corp., Initial	5.01%	3M US L + 4.00%	01/08/2027	539,657	536,732
Total Health Care Providers & Services				15,614,600	15,119,080

Health Care Technology - 2.81% (1.65% of Total Investments)
Athenahealth Group Inc. TLB 1L(h)	4.00%	1M US L + 3.50%	02/15/2029	3,281,430	3,234,420
Gainwell Acquisition Corp., B	5.01%	3M US L + 4.00%	10/01/2027	998,707	996,210
MJH Healthcare Holdings, LLC L1	3.90%	1M US L + 3.50%	01/28/2029	231,006	228,696
TTF Holdings LLC, Initial	5.00%	1M US L + 4.25%	03/31/2028	788,581	784,638
Waystar Technologies, Inc., Initial	4.46%	1M US L + 4.00%	10/22/2026	812,778	809,729
Zelis Payments Buyer, Inc., Amendment No. 2(h)	3.73%	1M US L + 3.50%	09/30/2026	883,849	871,770
Total Health Care Technology				6,996,351	6,925,463

Hotels, Restaurants & Leisure - 1.91% (1.13% of Total Investments)
20th Holdings Golf, LLC TLB 1L	3.75%	1M US L + 3.56%	02/07/2029	944,859	933,048
Aimbridge Hsp Incre CL TLB	5.50%	1M US L + 4.75%	02/02/2026	248,738	246,562
Alterra Mountain Co., Series B-2	4.00%	1M US L + 3.50%	08/17/2028	529,296	524,665
Arcis 11/21 Cov-Lite TLB	4.75%	1M US L + 4.25%	11/24/2028	309,607	308,446
Cinemark USA, Inc., Additional	2.21%	1M US L + 1.75%	03/31/2025	497,519	482,872
Fertitta Entertainment, LLC TLB 1L	4.50%	1M US L + 4.00%	01/27/2029	593,136	589,429
Herschend Entertainment Company LLC, Initial (2021)	4.25%	1M US L + 3.75%	08/27/2028	132,734	131,738
Kingpin Intermediate Holdings LLC, 2018 Refinancing	4.50%	1M US L + 3.50%	07/03/2024	673,738	663,800
United PF Holdings LLC
Incremental Term Loan	9.51%	3M US L + 8.50%	12/30/2026	354,600	356,816
Initial	5.01%	3M US L + 4.00%	12/30/2026	509,533	488,388
Total Hotels, Restaurants & Leisure				4,793,760	4,725,764

Household Durables - 1.86% (1.09% of Total Investments)
At Home Group, Inc., Initial	4.75%	3M US L + 4.25%	07/24/2028	422,848	404,086
Conair Holdings LLC, Initial	4.76%	3M US L + 3.75%	05/17/2028	765,699	752,300
HUNTER DOUGLAS INC.TLB 1L	4.00%	3M US L + 3.50%	02/26/2029	2,252,086	2,204,229
Mattress Firm, Inc., 2021	5.64%	3M US L + 4.25%	09/25/2028	618,128	603,837
Weber-Stephen Products LLC, Initial B	4.00%	1M US L + 3.25%	10/30/2027	500,000	483,500
Weber-Stephen Products LLC TLB 1L	5.00%	1M US L + 4.25%	10/30/2027	137,383	134,978
Total Household Durables				4,696,144	4,582,930

Household Products - 0.54% (0.32% of Total Investments)
American Greetings Corp., Initial	5.50%	3M US L + 4.50%	04/06/2024	986,168	981,859

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	21

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Household Products (continued)
Olaplex, Inc. TL 1L	4.15%	1M US L + 3.75%	02/23/2029	$360,245	$358,443
Total Household Products				1,346,413	1,340,302

Industrial Conglomerates - 0.92% (0.54% of Total Investments)
Circor International, Inc. TLB	5.00%	3M US L + 4.50%	12/20/2028	323,794	314,621
Madison IAQ LLC, Initial	4.52%	3M US L + 3.25%	06/21/2028	501,097	493,164
Majordrive Holdings IV LLC, Initial	4.56%	3M US L + 4.00%	06/01/2028	254,118	249,831
Redwood Star Merger Sub, Inc.(g)	N/A	L + 5.50%	04/04/2029	889,723	865,994
Star US Bidco LLC, Initial	5.25%	1M US L + 4.25%	03/17/2027	346,685	342,206
Total Industrial Conglomerates				2,315,417	2,265,816

Insurance - 2.16% (1.27% of Total Investments)
Acrisure LLC
11/21 Incremental	4.75%	1M US L + 4.25%	02/15/2027	295,678	294,016
2020	3.96%	1M US L + 3.50%	02/15/2027	807,570	794,786
2021-1 Additional	4.25%	1M US L + 3.75%	02/15/2027	686,550	680,975
Asurion LLC, New B-9	3.71%	1M US L + 3.25%	07/31/2027	1,318,170	1,289,750
Baldwin Risk Partners LLC	4.00%	1M US L + 3.50%	10/14/2027	422,275	418,052
IMA Financial Group, Inc., TL	4.25%	1M US L + 3.75%	11/01/2028	269,657	266,624
OneDigital Borrower, LLC TL 1L	4.75%	3M US L + 4.25%	11/16/2027	1,329,702	1,318,904
Ryan Specialty Group LLC, Initial	3.75%	1M US L + 3.00%	09/01/2027	277,214	274,905
Total Insurance				5,406,816	5,338,012

Internet and Catalog Retail - 0.44% (0.26% of Total Investments)
Shutterfly LLC, 2021 Refinancing B	5.75%	3M US L + 5.00%	09/25/2026	673,129	615,576
Titan Acquisition Co New Zealand Limited TL 1L	4.50%	3M US L + 4.00%	10/18/2028	466,178	461,517
Total Internet and Catalog Retail				1,139,307	1,077,093

Internet Software & Services - 0.07% (0.04% of Total Investments)
Constant Contact, Inc.	4.75%	3M US L + 4.00%	02/10/2028	176,189	173,766

IT Services - 1.85% (1.09% of Total Investments)
Avaya, Inc.
Tranche B-1	4.65%	1M US L + 4.25%	12/15/2027	87,209	86,490
Tranche B-2	4.40%	1M US L + 4.00%	12/15/2027	912,791	901,381
Endurance International Group Holdings, Inc., Initial	4.25%	3M US L + 3.50%	02/10/2028	598,682	580,721
Escape Velocity Holdings, Inc. TL	4.75%	3M US L + 4.25%	10/08/2028	283,497	277,827
Imprivata, Inc., Initial	4.00%	3M US L + 3.50%	12/01/2027	145,955	144,723
Intrado Corp., Initial B	5.00%	3M US L + 4.00%	10/10/2024	208,535	189,933
ION Trading Finance, Ltd., Initial Dollar (2021)	5.21%	3M US L + 4.75%	04/01/2028	1,017,868	1,008,534
Virtusa Corp.	4.50%	1M US L + 3.75%	02/11/2028	1,188,687	1,176,800
Virtusa Corporation TL 1L	4.06%	1M US L + 3.75%	02/15/2029	190,106	188,205
Total IT Services				4,633,330	4,554,614

Machinery - 0.34% (0.20% of Total Investments)
ASP BLADE HOLDINGS, INC. TLB 1L	4.50%	1M US L + 4.00%	10/13/2028	225,894	222,562

See Notes to Financial Statements.
22	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

		Reference Rate	Maturity	Principal
	Coupon(a)	& Spread	Date	Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Machinery (continued)
Pro Mach Group, Inc., Closing Date Initial(h)	5.00%	3M US L + 4.00%	08/31/2028	$612,370	$608,744
Total Machinery				838,264	831,306

Media - 2.02% (1.19% of Total Investments)
Castle US Holding Corp., Initial Dollar	4.21%	1M US L + 3.75%	01/29/2027	1,475,000	1,423,611
Cimpress plc, Tranche B-1	4.00%	1M US L + 3.50%	05/17/2028	164,849	162,893
Creative Artists Agency LLC
Closing Date	4.21%	1M US L + 3.75%	11/27/2026	670,773	669,097
Incremental B-1	5.25%	1M US L + 4.25%	11/27/2026	368,899	367,976
Cumulus Media New Holdings, Inc., Initial	4.75%	3M US L + 3.75%	03/31/2026	699,859	696,359
Recorded Books, Inc., 2021 Replacement	4.39%	1M US L + 4.00%	08/29/2025	938,541	929,550
United Talent Agency LLC, B	5.01%	3M US L + 4.00%	07/07/2028	746,587	740,987
Total Media				5,064,508	4,990,473

Oil, Gas & Consumable Fuels - 1.40% (0.82% of Total Investments)
BCP Raptor LLC, Initial	5.25%	1M US L + 4.25%	06/24/2024	351,862	350,793
Brazos Delaware II LLC, Initial	4.45%	1M US L + 4.00%	05/21/2025	673,903	664,637
CITGO Holding, Inc.	8.00%	1M US L + 7.00%	08/01/2023	1,371,059	1,350,493
Oryx Midstream Services Permian Basin, LLC TLB 1L	3.75%	3M US L + 3.25%	10/05/2028	690,575	684,319
Permian Production Partners, LLC, Initial	9.00%	1M US L + 6.00%	11/20/2025	52,723	51,932
Traverse Midstream Partners LLC	5.25%	3M US L + 4.25%	09/27/2024	350,098	348,200
Total Oil, Gas & Consumable Fuels				3,490,220	3,450,374

Personal Products - 0.39% (0.23% of Total Investments)
KDC/ONE Development Corp., Inc., Initial (2020)	4.21%	1M US L + 3.75%	12/22/2025	977,330	960,227

Pharmaceuticals - 1.22% (0.72% of Total Investments)
Alvogen Pharma US, Inc., 1/1/2020 12:00:00 AM	6.26%	3M US L + 5.25%	12/31/2023	1,659,863	1,545,747
Amneal Pharmaceuticals, LLC, Initial Term Loan	4.00%	1M US L + 3.50%	05/04/2025	977,926	961,546
Endo Luxembourg Finance Company I S.a r.l., 2021	5.75%	1M US L + 5.00%	03/27/2028	529,241	494,565
Total Pharmaceuticals				3,167,030	3,001,858

Professional Services - 1.23% (0.73% of Total Investments)
AQ Carver Buyer, Inc., Initial	6.01%	3M US L + 5.00%	09/23/2025	456,193	453,912
Conduent Business Services, LLC TLB 1L	4.75%	3M US L + 4.25%	10/16/2028	310,312	305,592
Equiniti Group PLC, TLB	5.20%	3M US L + 4.50%	12/11/2028	336,680	335,417
Tempo Acquisition, LLC TLB 1L	3.31%	1M US L + 3.00%	08/31/2028	102,582	101,787
UST Global, Inc.	4.25%	3M US L + 3.75%	11/20/2028	569,200	560,663
Vaco Holdings, LLC TL 1L	5.75%	3M US L + 5.00%	01/21/2029	1,301,219	1,290,380
Total Professional Services				3,076,186	3,047,751

Real Estate Management & Development - 0.78% (0.46% of Total Investments)
Forest City Enterprises LP, Replacement	3.96%	1M US L + 3.50%	12/08/2025	1,939,248	1,923,657

Road & Rail - 0.12% (0.07% of Total Investments)
Savage Enterprises LLC, Initial	3.75%	1M US L + 3.25%	09/15/2028	301,061	298,159

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	23

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Software - 10.32% (6.08% of Total Investments)
Apex Group Treasury LLC, 2021 USD Term Loan	4.75%	3M US L + 3.75%	07/27/2028	$158,790	$157,302
Apex Group Treasury, Ltd., USD	4.76%	3M US L + 3.75%	07/27/2028	875,600	867,396
Ascend Learning 11/21 TLB	4.00%	1M US L + 3.50%	12/11/2028	1,145,671	1,131,636
Astra Acquisition Corp. TL 1L	5.75%	1M US L + 5.25%	10/25/2028	1,097,925	1,063,615
Cardinal Parent, Inc., Initial	5.25%	3M US L + 4.50%	11/12/2027	239,630	236,843
CommerceHub, Inc., Initial	5.01%	3M US L + 4.00%	12/29/2027	823,305	796,548
Conservice Midco LLC, Initial	4.71%	1M US L + 4.25%	05/13/2027	1,111,180	1,095,435
Cornerstone OnDemand, Inc., Initial	4.25%	1M US L + 3.75%	10/16/2028	640,307	633,104
CT Technologies Intermediate Holdings, Inc., 2021	5.00%	1M US L + 4.25%	12/16/2025	414,832	410,609
DCert Buyer, Inc., Initial	4.46%	1M US L + 4.00%	10/16/2026	1,091,810	1,082,562
EagleView Technology Corp., Term Loan	4.51%	3M US L + 3.50%	08/14/2025	796,124	772,575
Fiserv Investment Solutions, Inc., Initial	4.49%	3M US L + 4.00%	02/18/2027	440,859	437,187
Flexera Software LLC, B-1	4.50%	3M US L + 3.75%	03/03/2028	23,260	22,949
Greeneden U.S. Holdings I LLC, Initial Dollar (2020)	4.91%	1M US L + 4.00%	12/01/2027	1,433,764	1,430,179
Idera, Inc., B-1	4.50%	3M US L + 3.75%	03/02/2028	197,441	193,591
IGT Holding IV AB, Term Loan	4.51%	3M US L + 3.50%	03/31/2028	176,567	174,913
Imperva, Inc., Term Loan	5.00%	3M US L + 4.00%	01/12/2026	406,436	400,949
Magenta Buyer LLC, Initial	5.75%	3M US L + 5.00%	07/27/2028	2,169,920	2,149,848
MCAFEE CORP. TLB 1L	4.50%	3M US L + 4.00%	03/01/2029	3,686,591	3,654,333
MH Sub I LLC, 2020 June New	4.75%	1M US L + 3.75%	09/13/2024	1,171,373	1,156,942
NortonLifeLock Inc. 1L	2.50%	6M US L + 2.00%	01/28/2029	2,720,569	2,684,304
Planview Parent, Inc., Closing Date	4.75%	3M US L + 4.00%	12/17/2027	958,368	945,190
Project Alpha Intermediate Holding, Inc., 2021
Refinancing	4.30%	3M US L + 4.00%	04/26/2024	1,577,768	1,564,956
Project Leopard Holdings, Inc., 2019 Incremental	5.75%	3M US L + 4.75%	07/05/2024	75,630	75,044
Skillsoft Finance II, Inc., Initial	5.50%	3M US L + 4.75%	07/14/2028	378,727	373,519
SS&C Tech Holdings, Inc. TLB 1L Term B-6 Loan(g)	N/A	L + 3.25%	03/22/2029	321,483	318,201
Term B-7 Loan(g)	N/A	L + 3.25%	03/22/2029	435,239	430,795
Ultimate Software 11/21 TL	3.75%	3M US L + 3.25%	05/04/2026	246,060	243,823
Upland Software, Inc., Initial	4.21%	1M US L + 3.75%	08/06/2026	975,000	957,937
Total Software				25,790,229	25,462,285

Specialty Retail - 1.64% (0.97% of Total Investments)
Bass Pro/Great American 11/21 TLB	4.50%	1M US L + 3.75%	03/06/2028	1,178,673	1,172,780
Fender Musical Instruments Corporation	4.50%	1M US L + 4.00%	12/01/2028	203,173	201,141
Franchise Group, Inc., Initial	5.50%	3M US L + 4.75%	03/10/2026	1,139,798	1,136,949
Franchise Group, Inc. TL 1L	4.95%	3M US L + 4.75%	11/22/2023	24,192	24,071
Jo-Ann Stores LLC, Additional B-1	5.50%	3M US L + 4.75%	07/07/2028	1,123,973	975,451
Rising Tide Holdings, Inc., Initial	5.50%	1M US L + 4.75%	06/01/2028	251,109	242,529
Torrid LLC, Closing Date	6.25%	3M US L + 5.50%	06/14/2028	311,216	301,879
Total Specialty Retail				4,232,134	4,054,800

Textiles, Apparel & Luxury Goods - 2.30% (1.35% of Total Investments)
ABG Intermediate Holdings 2 LLC
Tranche TLB-1 Term Loans(h)	8.00%	6M US L + 7.00%	12/21/2028	290,542	285,458
Tranche TLB-2 Term Loans	7.00%	6M US L + 6.50%	12/21/2028	926,104	909,898
BK LC Lux SPV S.a r.l., Facility B	3.75%	6M US L + 3.25%	04/28/2028	1,120,235	1,107,162

See Notes to Financial Statements.
24	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

	Coupon(a)	Reference Rate & Spread	Maturity Date	Principal Amount	Value
SENIOR SECURED FIRST LIEN LOANS(b) (continued)
Textiles, Apparel & Luxury Goods (continued)
Champ Acquisition Corp., Initial	6.51%	6M US L + 5.50%	12/19/2025	$488,272	$483,877
Crocs, Inc.TLB 1L	4.03%	6M US L + 3.50%	02/20/2029	1,403,093	1,366,514
Elevate Textiles, Inc., Initial	5.21%	3M US L + 5.00%	05/01/2024	1,149,112	1,056,103
Fanatics Commerce 11/21 TLB	3.75%	1M US L + 3.25%	11/24/2028	462,446	457,821
Total Textiles, Apparel & Luxury Goods				5,839,804	5,666,833

Transportation Infrastructure - 0.12% (0.07% of Total Investments)
Grab Holdings, Inc., Initial	5.50%	3M US L + 4.50%	01/29/2026	301,454	293,918

Wireless Telecommunication Services - 0.22% (0.13% of Total Investments)
LSF9 ATLANTIS HOLDINGS, LLC(g)	N/A	L + 8.25%	03/31/2029	567,029	555,688

Total Senior Secured First Lien Loans (Cost $183,349,050)				$185,030,802	$181,149,005

	Shares	Value
COMMON STOCK - 0.10%* (0.06% of Total Investments)
Aerospace & Defense - 0.00%(j) (0.00% of Total Investments)
New Constellis Borrower LLC(k)	6,795	$2,463

Food & Staples Retailing - 0.09% (0.05% of Total Investments)
CEC Brands, LLC(k)	10,454	207,340

Oil, Gas & Consumable Fuels - 0.01% (0.01% of Total Investments)
Permian Production Partners(c)(k)	18,995	26,783

Total Common Stock (Cost $94,507)	36,244	$236,586

	Shares	Value
MONEY MARKET MUTUAL FUNDS - 4.18%* (2.46% of Total Investments)
Invesco Short Term Investments Trust Treasury Portfolio, Institutional Class (0.010% 7-Day Yield)	10,317,741	$10,317,741
Total Money Market Mutual Funds (Cost $10,317,741)	10,317,741	$10,317,741

Total Investments - 169.68% (Cost $440,426,659)		$418,786,785
Liabilities in Excess of Other Assets - (3.67)%		(9,064,269)
Series 2026 Term Preferred Shares (Net of $658,130 Deferred Financing Costs) - (15.90)%		(39,241,870)
Leverage Facility (Net of $478,138 Deferred Leverage Costs) - (50.11)%		(123,671,862)
Net Assets Applicable to Common Shareholders - 100.00%		$246,808,784

*	Amounts above are shown as a percentage of net assets applicable to common shareholder as of March 31, 2022.

(a)	The rate shown is the coupon as of the end of the reporting period.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	25

XAI Octagon Floating Rate & Alternative Income Term Trust	Schedule of Investments
March 31, 2022 (Unaudited)

(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Leveraged loans and CLO debt securities typically have reference Rate Floors (“Rate Floors”) embedded in their loan agreements and organizational documents. Leveraged loans generally have Rate Floors of 0% or more, while CLO debt securities often set Rate Floors at 0%. Rate Floors serve to establish a minimum base rate to be paid by the borrower before the fixed spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	As a result of the use of significant unobservable inputs to determine fair value, this investments has been classified as a Level 3 asset.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $214,862,320, which represents approximately 87.06% of the Trust's net assets as of March 31, 2022. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(e)	CLO subordinated notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized. Estimated yields shown are based on rates that existed as of March 31, 2022.
(f)	Fair value includes the Trust's interest in fee rebates on CLO subordinated notes.
(g)	When-issued or delivery-delayed security. All or a portion of this position has not settled as of March 31, 2022. The interest rate shown represents the stated spread over the applicable floor; the Trust will not accrue interest until the settlement date, at which point the reference rate floor will be established. The total cost of securities purchased on a when-issued or delivery-delayed basis was $8,865,038 as of March 31, 2022.
(h)	This investment has an unfunded commitment as of March 31, 2022.
(i)	Fixed rate.
(j)	Less than 0.005%.
(k)	Non-income producing security.

All securities held as of March 31, 2022 are pledged as collateral for the Trust’s credit facility. See Note 6 of the Notes to Financial Statements.

1M US L- 1 Month LIBOR (London Interbank Offered Rate)

3M SOFR – 3 Month SOFR (Secured Overnight Financing Rate)

3M US L- 3 Month LIBOR (London Interbank Offered Rate

6M US L -6 Month LIBOR (London Interbank Offered Rate)

See Notes to Financial Statements.
26	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Assets and Liabilities
March 31, 2022 (Unaudited)

ASSETS:
Investments, at value (Cost $440,426,659)	$418,786,785
Cash	3,415,239
Receivable for investment securities sold	16,790,887
Interest receivable	1,417,328
Prepaid offering costs, net (Note 5)	432,723
Receivable for trust shares sold	336,717
Prepaid expenses and other assets	55,115
Total Assets	441,234,794
LIABILITIES:
Leverage facility (Net of $478,138 deferred financing costs) (Note 6)	123,671,862
Series 2026 term preferred shares (Net of $658,130 deferred financing costs) (Note 6)	39,241,870
Payable for investment securities purchased	27,469,016
Distributions payable to common shareholders	2,316,635
Accrued investment advisory fees payable (Note 3)	611,226
Distributions payable on Series 2026 term preferred shares	425,046
Accrued fund accounting and administration fees payable	209,963
Interest due on leverage facility (Note 6)	160,361
Accrued professional fees payable	145,431
Accrued investor support services fees payable (Note 3)	69,362
Accrued printing fees payable	16,162
Accrued chief compliance officer fees payable (Note 3)	10,734
Accrued transfer agent fees payable	5,444
Other payables and accrued expenses	72,898
Total Liabilities	194,426,010
Net Assets Applicable to Common Shareholders	$246,808,784
Commitments (Note 8)

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Paid-in capital	$267,759,192
Total distributable earnings (accumulated losses)	(20,950,408)
Net Assets Applicable to Common Shareholders	$246,808,784
Common shares of beneficial interest outstanding, at $0.01 par value, and unlimited common shares authorized	32,310,149
Net Asset Value Applicable to Common Shareholders	$7.64

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	27

XAI Octagon Floating Rate & Alternative Income Term Trust	Statement of Operations
For the Six Months Ended March 31, 2022 (Unaudited)

INVESTMENT INCOME:
Interest	$18,783,702
Dividends	13,717
Total Investment Income	18,797,419
EXPENSES:
Investment advisory fees (Note 3)	3,374,136
Distributions to Series 2026 term preferred shares	1,363,582
Interest expense and amortization of deferred leverage costs	975,795
Investor support services fees (Note 3)	396,956
Amortization of financing costs (Note 6)	193,470
Fund accounting and administration fees	187,521
Professional fees	167,420
Trustees fees and expenses	95,959
Transfer agent fees	28,667
Chief financial officer fees (Note 3)	21,149
Custodian fees	17,664
Printing expenses	17,382
Chief compliance officer fees (Note 3)	16,118
Other expenses	134,380
Total Expenses	6,990,199
Net Investment Income	11,807,220

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investment securities	175,656
Change in unrealized appreciation/(depreciation) on:
Investment securities	(20,588,961)
Net Realized and Unrealized Loss on Investments	(20,413,305)
Net Decrease in Net Assets Applicable to Common Shareholders from Operations	$(8,606,085)

See Notes to Financial Statements.
28	www.xainvestments.com

XAI Octagon Floating Rate &	Statements of Changes in Net Assets
Alternative Income Term Trust	Applicable to Common Shareholders

	For the Six Months Ended	For the
	March 31, 2021	Year Ended
	(Unaudited)	September 30, 2021
OPERATIONS:
Net investment income	$11,807,220	$14,055,467
Net realized loss	175,656	(464,169)
Change in unrealized appreciation/(depreciation)	(20,588,961)	21,889,863
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders from Operations	(8,606,085)	35,481,161

TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(13,093,305)	(6,239,707)
From tax return of capital	–	(9,769,169)
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS	(13,093,305)	(16,008,876)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares (net of offering costs of $254,758 and $641,795)	48,582,349	112,958,121
Net asset value of common shares issued to shareholders from reinvestment of dividends	1,362,161	1,144,153
Net Increase in Net Assets Applicable to Common Shareholders from Capital Share Transactions	49,944,510	114,102,274
Net Increase in Net Assets Applicable to Common Shareholders	28,245,120	133,574,559

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period	$218,563,664	$84,989,105
End of period	$246,808,784	$218,563,664

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	29

XAI Octagon Floating Rate &
Alternative Income Term Trust	Statement of Cash Flows

For the Six Months Ended March 31, 2022 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to common shareholders from operations	$(8,606,085)
Adjustments to reconcile net decrease in net assets applicable to common shareholders from operations to net cash used in operating activities:
Purchases of investment securities	(156,379,995)
Proceeds from sale of investment securities	79,832,982
Discounts accreted/premiums amortized	(198,651)
Reductions to CLO equity cost basis	6,429,110
Amortization of deferred leverage costs	544,470
Net realized gain on investment securities	(175,656)
Net change in unrealized appreciation/(depreciation) on investment securities	20,588,961
Net purchase of short-term investment securities	15,058,399
(Increase)/Decrease in assets:
Receivable for investment securities sold	(14,431,381)
Interest receivable	(168,898)
Prepaid expenses and other assets	(36,428)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	(6,384,556)
Distributions payable on Series 2026 term preferred shares	66,832
Interest due on leverage facility	43,113
Accrued investment advisory fees payable	89,356
Accrued fund accounting and administration fees payable	93,863
Accrued professional fees payable	(432,934)
Accrued investor support services fees payable	11,969
Accrued printing fees payable	16,162
Accrued custodian fees payable	(9,649)
Accrued chief compliance officer fees payable	5,350
Accrued transfer agent fees payable	1,052
Other payables and accrued expenses	34,510
Net Cash Used in Operating Activities	(64,008,104)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from leverage facility	28,000,000
Payments on leverage facility	(2,000,000)
Proceeds from shares sold - common shares	48,458,412
Distributions paid - common shareholders	(11,333,856)
Offering costs paid	(417,563)
Net Cash Provided by Financing Activities	62,706,993

Net Decrease in Cash	(1,301,111)
Cash, beginning balance	4,716,350
Cash, ending balance	$3,415,239

Supplemental disclosure of cash flow information:
Cash paid for interest on leverage facility	$932,682

Non-cash activity:
Reinvestment of distributions	$1,362,161

See Notes to Financial Statements.

30	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Financial Highlights

For a Share of Outstanding Common Stock Throughout the Periods Presented

						For the Period
	For the Six Months					September 27, 2017
	Ended	For the	For the	For the	For the	(Commencement of
	March 31, 2022	Year Ended	Year Ended	Year Ended	Year Ended	Operations) to
	(Unaudited)	September 30, 2021	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$8.19	$6.56	$8.22	$9.50	$9.78	$9.78	(a)
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.39	0.76	0.72	0.89	0.64	(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	(0.64)	1.41	(1.58)	(1.32)	(0.16)	–
Total Income/(Loss) from Investment Operations	(0.25)	2.17	(0.86)	(0.43)	0.48	(0.00	)(c)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:(d)
From net investment income	(0.44)	(0.34)	(0.57)	(0.77)	(0.45)	–
From tax return of capital	–	(0.54)	(0.23)	(0.08)	(0.31)	–
Total Distributions to Common Shareholders	(0.44)	(0.88)	(0.80)	(0.85)	(0.76)	–

CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(b)	0.14	0.34	0.00 (c)	0.00 (c)	–	–
Total Capital Share Transactions	0.14	0.34	0.00 (c)	0.00 (c)	–	–

Net asset value per common share - end of period	$7.64	$8.19	$6.56	$8.22	$9.50	$9.78
Market price per common share - end of period	$8.47	$8.58	$5.99	$8.95	$9.80	$10.12

Total Investment Return per Common Share - Net Asset Value(e)	(1.83%)	39.14%	(9.54%)	(4.55%)	5.22%	0.00%
Total Investment Return per Common Share - Market Price(e)	3.89%	59.63%	(24.14%)	0.75%	4.89%	1.20%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$246,809	$218,564	$84,989	$78,707	$79,322	$70,988

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2022	31

XAI Octagon Floating Rate & Alternative Income Term Trust	Financial Highlights

For a Share of Outstanding Common Stock Throughout the Periods Presented

											For the Period
	For the Six Months										September 27, 2017
	Ended		For the		For the		For the		For the		(Commencement of
	March 31, 2022		Year Ended		Year Ended		Year Ended		Year Ended		Operations) to
	(Unaudited)		September 30, 2021		September 30, 2020		September 30, 2019		September 30, 2018		September 30, 2017
Ratio of expenses excluding waivers to average net assets	5.79	%(f)	5.28%		5.71%		6.16%		5.60%		5.00	%(f)
Ratio of expenses including waivers to average net assets(g)	N/A		N/A		N/A		5.22%		4.87%		2.20	%(f)
Ratio of expenses excluding interest expense and distributions to Series 2026 term preferred shares to average net assets	3.85	%(f)(h)(i)	3.94	%(h)(i)	4.51	%(h)	3.27	%(h)	3.35	%(h)	2.20	%(f)
Ratio of net investment income including waivers to average net assets(g)	9.78	%(f)	9.82%		10.93%		10.03%		6.57%		(2.20	%)(f)
Portfolio turnover rate	20%		34%		60%		94%		119%		0%

6.50% SERIES 2026 TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Series 2026 term preferred shares (000s)	$40,325		$40,258		N/A		N/A		N/A		N/A
Total shares outstanding (000s)	1,596		1,596		N/A		N/A		N/A		N/A
Asset coverage, end of period per $1,000 of Series 2026 term preferred shares	$179	(j)	$162	(j)	N/A		N/A		N/A		N/A
Liquidation preference per share	$25		$25		N/A		N/A		N/A		N/A

LEVERAGE FACILITY:
Aggregate principal amount, end of period of leverage facility payable (000s)	$124,150		$98,150		$35,650		$38,965		$38,865		N/A
Asset coverage, end of period per $1,000 of leverage facility	$3,309	(k)	$3,227	(k)	$3,384	(k)	$3,020	(k)	$3,041	(k)	N/A

(a)	After deduction of offering expenses charged to capital.
(b)	Calculated using average common shares outstanding.
(c)	Less than $0.005 or greater than $(0.005) per share.
(d)	The per share amounts of distributions related to net investment income and tax return of capital are based on amounts determined under U.S. federal income tax regulations which differs from the per share amounts from investment operations which are based on amounts determined under U.S. GAAP.
(e)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

See Notes to Financial Statements.

32	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Financial Highlights

For a Share of Outstanding Common Stock Throughout the Periods Presented

(f)	Annualized.
(g)	The Adviser’s expense limitation agreement to waive and/or reimburse expenses of the Trust expired on September 27, 2019 and was not renewed.
(h)	Includes amortization of deferred leverage costs incurred obtaining leverage facility.
(i)	The Trust issued Series 2026 Term Preferred Shares on March 29, 2021 and September 8, 2021.
(j)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust's total assets, less all liabilities and indebtedness not represented by the Trust's senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).
(k)	Calculated by subtracting the Trust's total liabilities (excluding the liquidation value of the Series 2026 Term Preferred Shares, including dividends payable on the Series 2026 Term Preferred Shares, and the principal amount of the Leverage Facility) from the Trust's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2022	33

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2022 (Unaudited)

1. ORGANIZATION

XAI Octagon Floating Rate & Alternative Income Term Trust (the “Trust”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust commenced operations on September 27, 2017.

The Trust seeks to achieve its investment objective by investing in a dynamically managed portfolio of opportunities primarily within the private credit markets. Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in floating rate credit instruments and other structured credit investments. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage).

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Use of Estimates: The financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures, including contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Trust ultimately realizes upon sale of the securities. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on March 31, 2022.

Expense Recognition: Expenses are recorded on the accrual basis of accounting.

Calculation of Net Asset Value: The calculation of net asset value ("NAV") per common share of the Trust is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time). The Trust’s net asset value per common share is calculated by dividing the value of the Trust’s total assets, less its liabilities, by the number of shares outstanding.

Cash: The Trust considers its investment in an FDIC insured interest bearing account to be cash. Cash is valued at cost plus any accrued interest. The Trust maintains cash balances, which at times may exceed federally insured limits. The Trust maintains these balances with a high quality financial institution.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis method for financial reporting purposes.

Interest income from investments is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. Collateralized loan obligation (“CLO”) equity investments recognize investment income on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between the cash distribution and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. There were no fee rebates for CLO equity investments held by the Trust as of March 31, 2022.

Effective yields for the Trust’s CLO equity positions are monitored and evaluated on a quarterly basis. The Trust also updates a CLO equity investment’s effective yield in each instance where there is a respective add-on purchase, refinancing or reset involving the CLO equity investment held. The effective yield will be set to 0.00% if: (1) the aggregate projected amount of future recurring distributions is less than the amortized investment cost, and/or (2) there is significant uncertainty with respect to the timing of future residual distributions from equity positions that are in the process of being redeemed or that have missed or are not currently making distributions. The future distributions for CLO equity positions with a 0.00% effective yield will be recognized solely as return of cost basis until the aggregate projected amount of future recurring distributions exceeds the amortized investment cost.

Preferred Shares: Distributions to holders of the Trust’s Series 2026 Term Preferred Shares are accrued on a daily basis as described in Note 6 and are treated as an expense as required by U.S. GAAP. For tax purposes, the payments made to the holders of the Trust's Series 2026 Term Preferred Shares are treated as dividends or distributions. The character of distributions to the holders of the Trust’s Series 2026 Term Preferred Shares made during the year may differ from their ultimate characterization for federal income tax purposes.

34	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2022 (Unaudited)

Fair Value Measurements: The Trust records investments at fair value. The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Trust values exchange-traded options and other exchange-traded derivative contracts at the midpoint of the best bid and asked prices at the close on those exchanges on which they are traded.

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal off-exchange market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market (“Nasdaq”) are normally valued by the Trust at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

Generally, trading in many foreign securities will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the net asset value generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE which will not be reflected in the computation of net asset value unless it is determined that such events would materially affect the net asset value, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described herein. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities.

Short-term securities with remaining maturities of less than 60 days may be valued at amortized cost, to the extent that amortized cost is determined to approximate fair value.

The Trust values derivatives transactions in accordance with valuation guidelines adopted by the Board of Trustees of the Trust (the “Board of Trustees”). Accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

The Trust may utilize bid quotations provided by independent pricing services or, if independent pricing services are unavailable, dealers to value certain of its securities and other instruments at their market value. The Trust may use independent pricing services to value certain securities held by the Trust at their market value. The Trust periodically verifies valuations provided by independent pricing services.

If independent pricing services or dealer quotations are not available for a given security, such security will be valued in accordance with valuation guidelines adopted by the Board of Trustees that the Board of Trustees believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines.

The Board of Trustees has delegated the day-to-day responsibility for fair value determinations to a valuation committee comprised of representatives from the Adviser, the Sub-Adviser and the Trust’s administrator (the “Valuation Committee”). All fair value determinations made by the Valuation Committee are subject to review and monitoring by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. For certain securities, fair valuations may include input from the Sub-Adviser utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over U.S. Treasury obligations, and other information and analysis. In addition, the Valuation Committee may consider valuations provided by valuation firms retained to assist in the valuation of certain of the Trust’s investments. Fair valuation involves subjective judgments. While the Trust’s use of fair valuation is intended to result in calculation of net asset value that fairly reflects values of the Trust’s portfolio securities as of the time of pricing, the Trust cannot guarantee that any fair valuation will, in fact, approximate the amount the Trust would actually realize upon the sale of the securities in question. It is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Trust generally uses non-binding indicative bid prices provided by an independent pricing service or broker as the primary basis for determining the value of CLO debt and CLO equity (subordinated securities), which may be adjusted for pending distributions, as applicable, as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to non-binding indicative bid prices provided by an independent pricing service or broker, the Valuation Committee also may consider a variety of relevant factors, as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.

Semi-Annual Report | March 31, 2022	35

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2022 (Unaudited)

Information that becomes known after the Trust’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Trust’s previously determined NAV.

The Trust discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Trust’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	—	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Trust has the ability to access at the measurement date;

Level 2	—	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	—	Significant unobservable prices or inputs (including the Trust’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Trust’s investments as of March 31, 2022:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$11,165,388	$–	$11,165,388
Secured Second Lien Loans	–	10,941,534	–	10,941,534
Senior Secured First Lien Loans	–	181,149,005	–	181,149,005
Collateralized Loan Obligations Debt	–	–	46,327,383	46,327,383
Collateralized Loan Obligations Equity	–	–	158,649,148	158,649,148
Common Stock	–	209,803	26,783	236,586
Money Market Mutual Funds	10,317,741	–	–	10,317,741
Total	$10,317,741	$203,465,730	$205,003,314	$418,786,785

* For detailed descriptions, see the accompanying Schedule of Investments.

36	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2022 (Unaudited)

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

	CLO Debt	CLO Equity	Common Stock	Total
Balance as of September 30, 2021	$36,553,701	$152,387,191	$–	$188,940,892
Accrued Discount/Premium	19,054	(995,864)	–	(976,810)
Increase to CLO Equity Cost Basis(1)	–	(5,452,958)	–	(5,452,958)
Realized Gain/(Loss)	43,645	–	–	43,645
Change in Unrealized Appreciation/(Depreciation)	(1,403,881)	(15,273,551)	26,783	(17,066,700)
Purchases	14,464,865	27,984,325	–	42,449,190
Sales Proceeds	(3,350,001)	5	–	(3,349,996)
Transfer into Level 3	–	–	–	–
Transfer out of Level 3	–	–	–	–
Balance as of March 31, 2022	$46,327,383	$158,649,148	$26,783	$205,003,314
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2022	$(2,374,883)	$(15,273,551)	$26,783	$(18,037,702)

(1)	Reduction to cost value on CLO equity investments represents the difference between distributions received, or entitled to be received, and income earned for the six months ended March 31, 2022.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of the end of the reporting period. In addition to the techniques and inputs noted in the table below, according to the Trust’s valuation policy, the Trust may use other valuation techniques and methodologies when determining the Trust’s fair value measurements as provided for in the valuation policy and approved by the Board of Trustees. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the fair value measurements as of the end of the reporting period.

	Quantitative Information about Level 3 Value Measurements
Assets	Value as of March 31, 2022	Valuation Methodologies	Unobservable Input	Range/Weighted Average(2)
CLO Debt	$46,327,383	NBIB(1)	NBIB(1)	83.80 - 100.00/96.02
CLO Equity	158,649,148	NBIB(1)	NBIB(1)	0.10 - 90.71/60.46
Common Stock	26,783
Total Level 3 assets	$205,003,314

(1)	The Trust generally uses non-binding indicative bid (“NBIB”) prices provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determination for CLO debt and CLO equity (subordinated securities), which may be adjusted for pending equity distributions as of the valuation date. These bid prices are non-binding, and may not be determinative of an actual transaction price. In valuing the Trust’s investments in CLO debt and CLO equity (subordinated securities), in addition to NBIB prices provided by an independent pricing service or broker, the Valuation Committee also may consider a variety of relevant factors as set forth in the Trust’s valuation policy, including recent trading prices for specific investments, recent purchases and sales known to the Trust in similar securities, other information known to the Trust relating to the securities, and discounted cash flows based on output from a third-party financial model, using projected future cash flows.
(2)	Weighted averages are calculated based on the value of investments on March 31, 2022.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

Indemnification: The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

XA Investments LLC (“XAI” or the “Adviser”) serves as the investment adviser to the Trust and is responsible for overseeing the Trust’s overall investment strategy and its implementation. Octagon Credit Investors, LLC (“Octagon” or the “Sub-Adviser”) serves as the investment sub-adviser of the Trust and is responsible for investing the Trust’s assets. The Trust pays an advisory fee to the Adviser. The Adviser pays to the Sub-Adviser a sub- advisory fee out of the advisory fee received by the Adviser.

Semi-Annual Report | March 31, 2022	37

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2022 (Unaudited)

Pursuant to an investment advisory agreement between the Trust and the Adviser, the Trust pays the Adviser a fee, payable monthly in arrears, in an annual amount equal to 1.70% of the Trust’s average daily Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to the Trust’s use of leverage and preferred shares, minus the sum of its accrued liabilities (other than liabilities incurred for the purpose of creating leverage). For the six months ended March 31, 2022, the Trust incurred $3,374,136 in advisory fees.

Pursuant to an investment sub-advisory agreement among the Trust, the Adviser and the Sub-Adviser, the sub-advisory fee, payable monthly in arrears to the Sub-Adviser, is calculated as a specified percentage of the advisory fee payable by the Trust to the Adviser (before giving effect to any fees waived or expenses reimbursed by the Adviser). The specified percentage is equal to the blended percentage computed by applying the following percentages to the aggregate average daily Managed Assets of all registered investment companies in the XAI fund complex for which the Sub-Adviser (or an affiliate of the Sub-Adviser) serves as investment sub-adviser, including the Trust (“Eligible Funds”):

Aggregate Eligible Funds Average Daily Managed Assets	Percentage of Advisory Fee

First $500 million	60%
Over $500 million	50%

As of March 31, 2022, the Trust was the only Eligible Fund, and the sub-advisory fee equals 60% of the advisory fee payable to the Adviser. The Sub- Adviser’s fees are paid by the Adviser. Pursuant to the investment sub-advisory agreement, from time to time the Trust may reimburse the Sub- Adviser for certain costs and expenses incurred by the Sub-Adviser in connection with the management of the Trust’s assets. For the six months ended March 31, 2022, the Trust incurred $77,265 in reimbursements made to the Sub-Adviser. These costs are included in Other Expenses in the Statement of Operations.

The Trust does not pay a performance or incentive fee to the Adviser or the Sub-Adviser.

The Trust pays all costs and expenses of its operations in addition to the advisory fee and investor support services and secondary market support services fee paid to the Adviser. For the period from September 27, 2017 to September 27, 2019, the Adviser and the Trust entered into a fee waiver agreement. The fee waiver agreement expired on September 27, 2019. Under the fee waiver agreement, the Adviser had contractually agreed to waive a portion of the advisory fee and/or reimburse the Trust for certain operating expenses so that the annual expenses of the Trust did not exceed 0.30% of the Trust’s Managed Assets (exclusive of investment advisory fees, investor support and secondary market services fees, taxes, expenses incurred directly or indirectly by the Trust as a result of an investment in a permitted investment (including, without limitation, acquired fund fees and expenses), expenses associated with the acquisition or disposition of portfolio investments (including, without limitation, brokerage commissions and other trading or transaction expenses), leverage expenses (including, without limitation, costs associated with the issuance or incurrence of leverage, commitment fees, interest expense or dividends on preferred shares), expenses incurred in connection with issuances and sales of shares of the Trust (including, without limitation, fees, commissions and offering costs), dividends on short sales, if any, securities lending costs, if any, expenses of holding and soliciting proxies for meetings of shareholders of the Trust (except to the extent relating to routine items such as the election of Trustees), expenses of a reorganization, restructuring, reconciling or merger of the Trust or the acquisition of all or substantially all of the assets of another fund, or any extraordinary expenses not incurred in the ordinary course of the Trust’s business (including, without limitation, expenses related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceeding)). The Adviser may recoup waived or reimbursed amounts for three years following the date of such waiver or reimbursement, provided total expenses, including such recoupment, do not exceed the lesser of the annual expense limit at the time such expenses were waived or reimbursed or the annual expense limit at the time of recoupment. As of March 31, 2022, $395,565 was available for recoupment by the Adviser, which will expire as of September 30, 2022.

The Trust has also retained the Adviser to provide investor support services and secondary market support services in connection with the ongoing operation of the Trust. Such services include providing ongoing contact with respect to the Trust with financial intermediaries, communicating with the NYSE specialist for the shares and with the closed-end fund analyst community regarding the Trust on a regular basis, and hosting and maintaining a website for the Trust. The Trust pays the Adviser an investor support services and secondary market support services fee, payable monthly in arrears, in an annual amount equal to 0.20% of the Trust’s average daily Managed Assets. For the six months ended March 31, 2022, the Trust incurred $396,956 in investor support services. A Trustee who is an "interested person", as defined in the 1940 Act, of the Trust and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

SS&C ALPS Fund Services, Inc. (“ALPS”) serves as the Trust’s administrator and accounting agent and receives customary fees from the Trust for such services. Administrative and accounting fees paid by the Trust for the six months ended March 31, 2022 are disclosed in the Statement of Operations.

38	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

An employee of ALPS serves as the Trust’s chief compliance officer. ALPS provides services that assist the Trust’s chief compliance officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Trust. Compliance service fees paid by the Trust for the six months ended March 31, 2022 are disclosed in the Statement of Operations.

An employee of PINE Advisors LLC (“PINE”) serves as the Trust’s principal financial officer. PINE receives an annual base fee for the services provided to the Trust. PINE is reimbursed for certain out-of-pocket expenses by the Trust. Service fees paid by the Trust for the six months ended March 31, 2022 are disclosed in the Statement of Operations.

DST Systems Inc., an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Trust. U.S. Bank N.A. serves as the Trust’s custodian. Transfer agent fees paid by the Trust for the six months ended March 31, 2022 are disclosed in the Statement of Operations.

4. DISTRIBUTIONS

The Trust intends to pay substantially all of its net investment income, if any, to holders of common shares (“Common Shareholders”) through periodic distributions. The Trust intends to distribute any net long-term capital gains to Common Shareholders at least annually. The Trust intends to declare distributions monthly. To permit the Trust to maintain more stable monthly distributions, the Trust may distribute more or less than the amount of the net income earned in a particular period. There is no assurance the Trust will continue to pay regular monthly distributions or that it will do so at a particular rate. Distributions may be paid by the Trust from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital. Shareholders should not assume that the source of the distribution from the Trust is net income or profit.

The Series 2026 Term Preferred Shares pay a quarterly dividend at a fixed annual rate of 6.50% of the Liquidation Preference, or $1.625 per share per year, which is referred to as the “Fixed Dividend Rate.” The Fixed Dividend Rate is subject to adjustment under certain circumstances.

For the six months ended March 31, 2022, the Trust paid the following distributions or dividends totaling $0.438 per common share and $0.8125 per preferred share, or $13,093,305 and $1,296,750 respectively, in the aggregate:

Common Share and Preferred Share Dividends and Distributions:

Payment Date	Record Date	Distribution per Common Share	Dividend per Preferred Share
October 1, 2021	September 15, 2021	$0.073	–
November 1, 2021	October 15, 2021	$0.073	$0.40625
December 1, 2021	November 16, 2021	$0.073	–
December 31, 2021	December 15, 2021	$0.073	–
January 31, 2022	January 18, 2022	–	$0.40625
February 1, 2022	January 18, 2022	$0.073	–
March 1, 2022	February 15, 2022	$0.073	–

The Trust expects that distributions paid on the Common Shares (as defined below) will consist primarily of (i) investment company taxable income, which includes ordinary income (such as interest, dividends, and certain income from hedging or derivatives transactions) and the excess, if any, of net short-term capital gain over net long-term capital loss, and (ii) net capital gain (which is the excess of net long-term capital gain over net short- term capital loss). All or a portion of a distribution may be a return of capital, which is determined on a tax basis.

The Trust’s net investment income and capital gain can vary significantly over time, however, the Trust seeks to maintain more stable monthly common share distributions over time. To permit the Trust to maintain more stable monthly common share distributions, the Trust may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future common share distributions. Undistributed net investment income is included in the common shares’ NAV, and, correspondingly, distributions from net investment income will reduce the common shares’ NAV.

The Trust’s investments in CLOs may be subject to complex tax rules and the calculation of taxable income attributed to an investment in CLO equity (subordinated securities) can be dramatically different from the calculation of income for financial reporting purposes under U.S. GAAP, and, as a result, there may be significant differences between the Trust’s GAAP income and its taxable income. The Trust’s final taxable income for the current fiscal year will not be known until the Trust’s tax returns are filed.

Semi-Annual Report | March 31, 2021	39

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

All or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Trust, up to the amount of the shareholder’s tax basis in their shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the shareholder’s potential gain, or reduce the shareholder’s potential loss, on any subsequent sale or other disposition of shares. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a distribution from the Trust is net income or profit.

Pursuant to the requirements of the 1940 Act, in the event the Trust makes distributions from sources other than income, such as return of capital, a notice will be provided in connection with each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly dividend which, in the Trust’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The characterization of distributions paid to shareholders reflect estimates made by the Trust. Such estimates are subject to be characterized differently for federal income tax purposes at year-end. The actual character of such dividend distributions for U.S. federal income tax purposes will only be determined finally by the Trust at the close of its fiscal year, based on the Trust’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the monthly estimates.

The Trust may, but is not required to, seek to obtain exemptive relief to permit the Trust to make periodic distributions of long-term capital gains with respect to its common shares as frequently as monthly. Such relief, if obtained, would permit the Trust to implement a “managed distribution policy” pursuant to which the Trust would distribute a fixed percentage of the net asset value (or market price if then applicable) of the common shares at a particular point in time or a fixed monthly amount, any of which may be adjusted from time to time. It is anticipated that under such a distribution policy, the minimum annual distribution rate with respect to the common shares would be independent of the Trust’s performance during any particular period but would be expected to correlate with the Trust’s performance over time.

The Trust reserves the right to change its distribution policy and the basis for establishing the rate of distributions at any time and may do so without prior notice to Common Shareholders. Future distributions will be made if and when declared by the Trust’s Board of Trustees, based on a consideration of number of factors, including the Trust’s continued compliance with terms and financial covenants of its senior securities, the Trust’s net investment income, financial performance and available cash. There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that of past distributions or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

Common share distributions shall be paid on their payment date unless the payment of such distribution is deferred by the Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or the applicable terms or financial covenants of the Trust’s senior securities or to ensure that the Trust remains solvent and able to pay its debts as they become due and continue as a going concern.

Cumulative cash dividends or distributions on each Series 2026 Term Preferred Share are payable quarterly, when, as and if declared, or under authority granted, by the Board of Trustees out of funds legally available for such payment and in preference to dividends and distributions on Common Shares. If the Trust is unable to distribute the full dividend amount due in a dividend period on the Trust’s Series 2026 Term Preferred Shares, the dividends will be distributed on a pro rata basis among the preferred shareholders. The Trust pays dividends on the Series 2026 Term Preferred Shares every January 31, April 30, July 31 and October 31, commencing July 31, 2021.

5. CAPITAL TRANSACTIONS

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share.

The table below provides information of the Trust's outstanding common shares of beneficial interest par value of $0.01 per share ("Common Shares"), and the Trust’s Series 2026 Term Preferred Shares, par value of $0.01 per share.

	For the Six Months	For the
	Ended March 31,	Year Ended
	2022 (Unaudited)	September 30, 2021
Common Shares outstanding - beginning of period	26,674,283	12,956,451
Common Shares issued in connection with the at-the-market offering	5,477,300	6,743,035
Common Shares issued from underwriters' firm commitment underwriting, including over-allotment options exercised	–	6,834,302
Common Shares issued as reinvestment dividends	158,566	140,495
Common Shares outstanding - end of period	32,310,149	26,674,283

40	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

	For the Six Months Ended March 31, 2022 (Unaudited)	For the Year Ended September 30, 2021
Preferred Shares outstanding – beginning of period	1,596,000	–
Preferred Shares issued from underwriters’ firm commitment underwriting, including over-allotment options	–	1,196,000
Preferred Shares issued in connection with a privately negotiated direct purchase agreement	–	400,000
Preferred Shares outstanding – end of period	1,596,000	1,596,000

The Board of Trustees is authorized to classify and reclassify any unissued shares into other classes or series of shares and authorize the issuance of shares without obtaining stockholder approval.

On December 4, 2020, the Trust entered into a Second Amended and Restated Distribution Agreement (the “Original Agreement”) with Foreside Fund Services, LLC (the "Distributor"), pursuant to which the Trust could offer and sell up to 5,250,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be at-the-market as defined in Rule 415 under the Securities Act of 1933.

On December 18, 2020, the Trust filed with the SEC a new shelf registration statement on Form N-2 allowing for delayed or continuous offering of up to $100,000,000 aggregate initial offering price of Common Shares, preferred shares, subscription rights for Common Shares and subscription rights for preferred shares. The shelf registration statement was declared effective on February 2, 2021.

On February 5, 2021, the Trust entered into a Distribution Agreement (the “Prior Agreement”) with the Distributor, pursuant to which the Trust may offer and sell up to 8,000,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933. The Prior Agreement superseded the Original Agreement.

On December 1, 2021, the Trust and the Distributor amended and restated the Prior Agreement, pursuant to which the Trust may offer and sell up to 11,367,051 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the-market” as defined in Rule 415 under the Securities Act of 1933.

On February 10, 2022, the Trust entered into a new Distribution Agreement (the “New Agreement”) with the Distributor, pursuant to which the Trust may offer and sell up to 18,300,000 Common Shares, from time to time, through the Distributor, in transactions that are deemed to be “at-the- market” as defined in Rule 415 under the Securities Act of 1933. The New Agreement superseded the Prior Agreement and any amendments thereto. The minimum price on any day at which Common Shares may be sold will not be less than the then current net asset value per Common Share plus any commissions to be paid to the Distributor. The Trust’s at-the-market program, under the agreements, resulted in shares issued and proceeds generated as follows:

	For the Six Months Ended March 31, 2022	For the Year Ended September 30, 2021
Common Shares Issued	5,477,300	6,743,035
Net Proceeds	$48,837,107	$57,705,408

On February 25, 2021, the Trust entered into an underwriting agreement among the Trust, the Adviser, the Sub-Adviser and the underwriters listed therein to sell 2,900,250 Common Shares (exclusive of 435,038 Common Shares that the underwriters had the right to purchase pursuant to a 30-day option to cover overallotments, if any) at a price to the public of $8.62 per share. On March 29, 2021, the Trust issued and sold to the underwriters 2,900,250 Common Shares at a total public offering price (before deduction of the sales load and offering expenses) of $25,000,155.

On March 1, 2021, the underwriters partially exercised the overallotment option to purchase 369,052 Common Shares at a total public offering price (before deduction of the sales load and offering expenses) of $3,181,228.

On March 23, 2021, the Trust entered into an underwriting agreement among the Trust, the Adviser, the Sub-Adviser and the underwriters listed therein to sell 1,040,000 Series 2026 Term Preferred Shares (exclusive of 156,000 Series 2026 Term Preferred Shares that the underwriters had the right to purchase pursuant to a 30-day option to cover overallotments, if any) at a price to the public of $25.00 per share. On March 29, 2021, the Trust issued and sold to the underwriters 1,040,000 Series 2026 Term Preferred Shares at a total public offering price (before deduction of the sales load and offering expenses) of $26,000,000. On April 3, 2021, the underwriters partially exercised the overallotment option to purchase 156,000 Series 2026 Term Preferred Shares totaling $3,900,000 (before deduction of the sales load and offering expenses).

On July 21, 2021, the Trust entered into an underwriting agreement among the Trust, the Adviser, the Sub-Adviser and the underwriters listed therein to sell 3,100,000 Common Shares (exclusive of 465,000 Common Shares that the underwriters had the right to purchase pursuant to a 30-day option to cover overallotments, if any) at a price to the public of $8.50 per share. On July 23, 2021, the Trust issued and sold to the underwriters 3,565,000 Common Shares (including the overallotment of 465,000 Common Shares, which was exercised on July 21, 2021) at a total public offering price (before deduction of the sales load and offering expenses) of $30,302,500.

Semi-Annual Report | March 31, 2022	41

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

On September 8, 2021, the Trust entered into a direct purchase agreement between the Trust and the purchasers listed therein to sell in a privately negotiated transaction 400,000 Series 2026 Term Preferred Shares at a price $25.00 per Share (plus accrued dividends equal to $0.17604 per share). On September 9, 2021, the Trust issued and sold to the purchasers 400,000 Series 2026 Term Preferred Shares for total gross proceeds (before deduction of offering expenses) of $10,000,000 (plus accrued dividends).

The Trust paid $417,563 in offering costs during the period relating to the at-the-market program; offering costs are charged to paid-in capital upon the issuance of shares. For the six months ended March 31, 2022, the Trust deducted $254,758 of offering costs from paid-in capital. The Statement of Assets and Liabilities as of March 31, 2022 reflect $432,723 of deferred offering costs outstanding.

6. LEVERAGE

The Trust uses leverage to seek to enhance total return and income. The Trust may use leverage through (i) the issuance of senior securities representing indebtedness, including through borrowing from financial institutions or issuance of debt securities, including notes or commercial paper (collectively, “Indebtedness”), (ii) the issuance of preferred shares (“Preferred Shares”) and/or (iii) reverse repurchase agreements, securities lending, short sales or derivatives, such as swaps, futures or forward contracts, that have the effect of leverage (“portfolio leverage”). The Trust currently intends to use leverage through Indebtedness and may use Indebtedness to the maximum extent permitted under the 1940 Act. Under the 1940 Act, the Trust may utilize Indebtedness up to 33 1/3% of its Managed Assets (specifically, the Trust may not incur Indebtedness if, immediately after incurring such Indebtedness, the Trust would have asset coverage (as defined in the 1940 Act) of less than 300% and the preferred asset coverage shall not be less than 200%).

Credit Facility

The Trust entered into a Credit Agreement dated October 6, 2017 as amended from time to time (the “Credit Agreement”) with Société Générale (the “Lender”) that establishes a revolving credit facility (the “Facility”). Currently, the Trust may borrow up to $175,000,000. The Facility’s maturity date is March 22, 2023, subject to certain reciprocal termination rights. The Trust pays interest on amounts borrowed based on one-month LIBOR plus 1.25%. Interest charged to the Trust during the year is presented on the Statement of Operations under Interest expense and amortization of deferred leverage costs. The Trust’s borrowings are secured by eligible securities held in its portfolio of investments. The Credit Agreement includes usual and customary covenants. Among other things, these covenants place limitations or restrictions on the Trust’s ability to (i) incur other indebtedness, (ii) change certain investment policies, or (iii) pledge or create liens upon the assets of the Trust. In addition, the Trust is required to deliver financial information to the Lender, maintain an asset coverage ratios with respect to its Indebtedness and Preferred Shares as required by the 1940 Act, meet certain other coverage tests and financial covenants and maintain its registration as a closed-end management investment company. If the Trust fails to meet such coverage tests and financial covenants, its ability to declare and pay distributions on common and preferred shares may be restricted. No violations of the credit agreement occurred during the six months ended March 31, 2022.

For the six months ended March 31, 2022, the average amount borrowed under the Credit Agreement and the average interest rate for the amount borrowed was $117,204,945 and 1.42%, respectively. As of March 31, 2022, the amount of such outstanding borrowings was $124,150,000. The interest rate applicable to the borrowings on March 31, 2022 was 1.50%. All securities held as of March 31, 2022 are pledged as collateral for the leverage facility. The maximum amount borrowed during the period ended was $124,150,000.

Series 2026 Term Preferred Shares

On March 29, 2021, the Trust issued 1,040,000 shares of Series 2026 Term Preferred Shares (exclusive of 156,000 Series 2026 Term Preferred Shares that the underwriters had the right to purchase pursuant to a 30 day option to cover overallotments, if any), listed under trading symbol XFLTPRA on the NYSE, with a liquidation preference of $25.00 per share plus accrued and unpaid dividends (whether or not declared). On April 3, 2021, the underwriters partially exercised an overallotment option to purchase 156,000 Series 2026 Term Preferred Shares. On September 9, 2021, the Trust issued an additional 400,000 shares of the Series 2026 Term Preferred Shares. The Series 2026 Term Preferred Shares are entitled to a dividend at a rate of 6.50% per year, paid quarterly, based on the $25.00 liquidation preference before the common stock is entitled to receive any dividends. The Series 2026 Term Preferred Shares are generally not redeemable at the Trust’s option prior to the close of business on March 31, 2023, and are subject to mandatory redemption by the Trust in certain circumstances. On or after September 30, 2026, the Trust may redeem in whole, or from time to time in part, outstanding Series 2026 Term Preferred Shares at a redemption price per share equal to the per share liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, if any, through the date of redemption. Issuance costs related to the Series 2026 Term Preferred Shares of $1,285,375 are deferred and amortized over the period the Preferred Shares are outstanding.

42	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

7. PORTFOLIO INFORMATION

Purchase and Sales of Securities: For the six months ended March 31, 2022, the cost of purchases and proceeds from sales of securities, excluding short-term obligations were as follows:

Cost of Investments Purchased	$156,379,995
Proceeds from Investments Sold	$79,832,982

8. UNFUNDED COMMITMENTS

The Trust may enter into certain credit agreements, all or a portion of which may be unfunded. The Trust is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statement of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statement of Operations. At March 31, 2022, the Trust had unfunded commitments with the following securities:

ABG Intermediate Holdings 2, LLC TL 2L	$1,071,376
Athenahealth Group Inc. TLB 1L	556,175
CP Iris Holdco I, Inc., Initial	45,578
DG Investment Intermediate Holdings 2, Inc., Initial	43,567
Osmosis Buyer, Ltd., Initial	32,544
Pacific Bells LLC	3,783
Pro Mach Group, Inc., Closing Date Initial	42,149
Zelis Payments Buyer, Inc., Amendment No. 2	161,106
$1,956,278

At the time the Trust entered into each unfunded commitment, the Trust reasonably believed it would have sufficient cash and cash equivalents to meet its obligations with respect to such unfunded commitment.

9. TAXES

Classification of Distributions: Because U.S. federal income tax regulations differ from U.S. GAAP, net investment income and net realized gains may differ for financial statement and tax purposes. The “tax return of capital” referenced in the Trust’s Statement of Changes in Net Assets and Financial Highlights is based on the characterization under tax regulations. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. For the Trust, these differences are due to temporary book/tax differences arising primarily from the income recognition deferral for distributions received from certain CLO equity positions that qualify as passive foreign investment companies. Also, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed for tax purposes may differ from the fiscal year in which the income or realized gain was recorded by the Trust. The Trust did not have any permanent tax differences as of September 30, 2021.

The tax character of distributions paid by the Trust during the year ended September 30, 2021, was as follows:

2021

Distributions Paid From:
Ordinary income	$5,696,731
Return of capital	9,769,169
Total	$15,465,900

Semi-Annual Report | March 31, 2022	43

XAI Octagon Floating Rate & Alternative Income Term Trust	Notes to Financial Statements

March 31, 2021 (Unaudited)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of March 31, 2022, was as follows:

Cost of investments for income tax purposes	$440,429,214
Gross appreciation (excess of value over tax cost)	$3,497,480
Gross depreciation (excess of tax cost over value)	(25,139,909)
Net unrealized depreciation	$(21,642,429)

Federal Income Tax Status: For federal income tax purposes, the Trust currently qualifies, and intends to continue to qualify, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the six months ended March 31, 2022, the Trust did not have a liability for any unrecognized tax benefits. The Trust files U.S. federal, state, and local tax returns as required. The Trust’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year. In certain circumstances, the Trust may elect to retain income or capital gain to the extent that the Board of Trustees, in consultation with Trust management, determines it to be in the interest of shareholders to do so. Alternatively, the Trust may have to dispose of portfolio securities to make a distribution at a time when independent investment judgment might not dictate such disposition.

Depending on the level of taxable income earned in a tax year, the Trust may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Trust determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Trust accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

10. PREFERRED STOCK AND SENIOR SECURITIES

The following table sets forth information about the Trust’s outstanding senior securities as of the end of the Period and each fiscal year since its inception.

		Total Principal	Aggregate	Liquidation Preference	Asset
Fiscal Period Ended	Title of Security	Amount Outstanding	Liquidation Preference	Per Share	Coverage
March 31, 2022	Borrowings	$124,150,000	$–	$–	$3,309	(1)
—	Series 2026 Term Preferred Shares	$39,900,000	$39,900,000	$25.00	$179	(2)
September 30, 2021	Borrowings	$98,150,000	$–	$–	$3,227
—	Series 2026 Term Preferred Shares	$39,900,000	$39,900,000	$25.00	$162
September 30, 2020	Borrowings	$35,650,000	$–	$–	$3,384
September 30, 2019	Borrowings	$38,965,000	$–	$–	$3,020
September 30, 2018	Borrowings	$38,865,000	$–	$–	$3,041
September 30, 2017	—	$–	$–	$–	N/A

(1)	The asset coverage ratio for the Credit Facility is calculated by subtracting the Trust total liabilities and indebtedness not represented by senior securities from the Trust total assets, dividing the result by the aggregate amount of the Trust senior securities representing indebtedness then outstanding, and then multiplying by $1,000.

(2)	The asset coverage ratio for a class of senior securities representing stock is calculated as the Trust total assets, less all liabilities and indebtedness not represented by the Trust senior securities, divided by secured senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of secured senior securities which are stock. With respect to the Preferred Shares, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Shares (based on a liquidation preference of $25).

44	www.xainvestments.com

XAI Octagon Floating Rate &
Alternative Income Term Trust	Notes to Financial Statements

March 31, 2022 (Unaudited)

11. SUBSEQUENT EVENTS

On March 1, 2022, the Trust declared a distribution of $0.073 per Common Share, which was paid on April 1, 2022 to Common Shareholders of record on March 15, 2022.

On April 1, 2022, the Trust declared a distribution of $0.073 per Common Share, which was paid on May 2, 2022 to Common Shareholders of record on April 15, 2022. The Trust declared a quarterly dividend of $0.40625 per Preferred Share, which was paid on May 2, 2022 to preferred shareholders of record on April 18, 2022.

On May 2, 2022, the Trust declared a distribution of $0.073 per Common Share, payable on June 1, 2022 to Common Shareholders of record on May 16, 2022.

Semi-Annual Report | March 31, 2022	45

XAI Octagon Floating Rate &
Alternative Income Term Trust	Dividend Reinvestment Plan

March 31, 2022 (Unaudited)

Under the Trust’s Dividend Reinvestment Plan (the “Plan”), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by DST Systems, Inc., which is agent under the Plan (the “Plan Agent”), unless the Common Shareholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested in additional Common Shares under the Plan, unless the broker or nominee does not participate in the Plan or the Common Shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by DST Systems, Inc., as dividend disbursing agent. A participant in the Plan who wishes to opt out of the Plan and elect to receive distributions in cash should contact DST Systems, Inc. in writing at the address specified below or by calling the telephone number specified below.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds NAV at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Trust, valued at the greater of (i) the NAV as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the NAV of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Agent will endeavor to terminate purchases in the open market and cause the Trust to issue Common Shares at the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net NAV. If the Trust should declare a distribution or capital gains distribution payable only in cash, the Plan Agent will buy the Common Shares for the Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts. There is no charge from the Trust for reinvestment of dividends or distributions in Common Shares pursuant to the Plan and no brokerage charges will be incurred with respect to Common Shares issued directly by the Trust pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open-market purchases.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, and participate in the Plan, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the Common Shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Participants that request a sale of shares through the Plan Agent will incur brokerage charges in connection with such sales.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent on at least 90 days’ prior written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the Plan Agent, DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105-1594.

46	www.xainvestments.com

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

March 31, 2022 (Unaudited)

PROXY VOTING

You may obtain (i) Information on how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 and (ii) a description of the policies and procedures that the Trust used to determine how to vote proxies relating to portfolio securities, without charge, upon request, by calling (888) 903-3358. This information is also available on the SEC’s website at www.sec.gov.

NOTICE TO SHAREHOLDERS REGARDING PURCHASES OF COMMON SHARES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Trust from time to time may purchase its Common Shares in the open market or in private transactions.

TRUST CERTIFICATIONS

The Trust’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Trust has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

QUARTERLY SCHEDULE OF PORTFOLIO INVESTMENTS INFORMATION

The Trust is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF TRUST UPDATES

The Trust regularly updates performance and certain other data and publishes press releases and other material information as necessary from time to time on its website at www.xainvestments.com/XFLT. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. References herein to the Trust’s website are intended to allow investors public access to information regarding the Trust and do not, and are not intended to, incorporate the Trust’s website in this report.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Trust restricts access to non-public personal information about its shareholders to employees of the Adviser and its delegates and affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TRANSFER AGENT, CUSTODIAN AND ADMINISTRATOR

DST Systems, Inc., 430 W. 7th Street, Kansas City, Missouri 64105, serves as the Trust’s dividend disbursing agent, agent under the Trust’s Plan, transfer agent and registrar with respect to the Trust’s Common Shares.

U.S. Bank N.A., 1555 N. River Center Drive, Milwaukee, Wisconsin 53212, serves as the Trust’s custodian. Under the custody agreement, the custodian is required to hold the Trust’s assets in compliance with the 1940 Act. For its services, the custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Trust, plus certain charges for securities transactions.

Semi-Annual Report | March 31, 2022	47

XAI Octagon Floating Rate & Alternative Income Term Trust	Additional Information

March 31, 2022 (Unaudited)

SS&C ALPS Fund Services, Inc. ("ALPS") serves as the administrator of the Trust. Pursuant to an administration, bookkeeping and pricing services agreement, the administrator provides certain administrative services to the Trust. The Trust pays to ALPS a monthly fee equal to the greater of an annual minimum fee or a fee equal to a percentage of the Trust’s net assets, which percentage is subject to breakpoints at increasing levels of net assets, and reimburses ALPS for certain out-of-pocket expenses. SS&C ALPS Inc. is located at 1290 Broadway, Suite 1000, Denver, CO 80203.

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, 155 North Wacker Drive, Chicago, Illinois 60606, serves as the Trust’s legal counsel.

PUBLIC ACCOUNTING FIRM

Cohen & Company Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115, is the Trust’s independent registered public accounting firm. Cohen & Company is expected to render an opinion annually on the financial statements and financial highlights of the Trust.

UNRESOLVED SEC STAFF COMMENTS

None.

48	www.xainvestments.com

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors of the Registrant.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on an evaluation of the Registrant’s controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.Cert.

(a)(3)	None.

(a)(4)	None.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as exhibit Ex-99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

XAI OCTAGON FLOATING RATE & ALTERNATIVE INCOME TERM TRUST

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 26, 2022	President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Theodore J. Brombach
Theodore J. Brombach
Date:	May 26, 2022	President and Chief Executive Officer
(Principal Executive Officer)

By:	(Signature and Title)	/s/ Derek J. Mullins
Derek J. Mullins
Date:	May 26, 2022	Treasurer and Chief Financial Officer
(Principal Financial Officer)